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                                                                   EXHIBIT 10.28

                                                                  Execution Copy

                                 Confidential
                        INTERACTIVE MARKETING AGREEMENT
                        -------------------------------

     This Interactive Marketing Agreement (the "Agreement"), dated as of February 4, 2000 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Onvia.com, Inc. ("Onvia"), a Washington corporation, with offices at 1000 Dexter Ave. N., 4th Floor, Seattle, WA 98109-3574. AOL and Onvia may be referred to individually as a "Party" and collectively as the "Parties."

                                 INTRODUCTION
                                 ------------

     To the extent set forth herein, AOL and Onvia each desires to enter into an interactive marketing relationship whereby AOL will provide Onvia with distribution across certain AOL properties via promotion of an interactive site referred to (and further defined) herein as the Co-Branded Site, and Onvia will build a web-based buying directory by leveraging Netscape's programming, services and tools with Onvia's expertise. This Agreement describes the relationship more fully below and sets forth additional material terms and conditions. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit B attached hereto.

                                     TERMS
                                     -----

1.   PROMOTION, DISTRIBUTION AND MARKETING.
     -------------------------------------

     1.1.  AOL Promotion of Co-Branded Site.  AOL will provide Onvia with the
           --------------------------------
           promotions for the Co-Branded Site described on Exhibit A attached hereto (however, the parties recognize that AOL does not have the authority to bind AOL Canada, and carriage thereon is subject to AOL Canada's agreement, provided that AOL will use commercially reasonable efforts to enter into an agreement with AOL Canada before Onvia's carriage thereon is scheduled to begin, and if such an agreement cannot be entered into, AOL will provide Onvia comparable promotional placements in appropriate alternative areas of the AOL Network). Subject to Onvia's approval not to be unreasonably withheld, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing Onvia comparable promotional placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with Onvia to provide Onvia a mutually agreed comparable promotional placement, which if so provided shall constitute Onvia's sole remedy. If the Parties cannot mutually agree on a comparable placement despite good faith efforts to do so, then the Parties will attempt to resolve any disagreement in accordance with the provisions of Section 7 hereof. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. In the event such redesigns or modifications materially and adversely affect any specific Promotion, AOL will work with Onvia to provide Onvia a comparable promotional placement as soon as is commercially reasonable, and if so provided such comparable placement shall constitute Onvia's sole remedy. Notwithstanding anything to the contrary herein, with respect to any Integrated Impressions set forth on Exhibit A, the Parties expressly acknowledge and agree that any reference anywhere herein to `comparable placements' for such Integrated Impressions shall be calculated at a [* * *] rate.

     1.2.  Impressions Commitment.  During the Term, AOL shall deliver [* * *]
           ----------------------
           Impressions to the Co-Branded Site through the Promotions (the "Impressions Commitment"), except as otherwise set forth herein (e.g., Section 3.4 hereof with respect to the Integrated Impressions). With respect to the Impressions targets specified on Exhibit A, AOL will not be obligated to provide in excess of any Impressions target amounts in any year, subject to the make-good commitment set forth below in this Section 1.2. In the event there is (or

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           will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of the Initial Term (including with respect to the Integrated Impressions) (a "Final Shortfall"), AOL will provide Onvia, as its sole remedy (other than the pro rata refund provided for later in this Section 1.2), with an extension of its existing promotional obligations hereunder (i.e. promoting the Co-Branded Site consistent with the terms hereof, e.g., Exhibit A hereto) until the Impressions Commitment has been satisfied, up to a maximum of six (6) months (and Onvia shall not be required to pay additional carriage fees for such an extension). In the event that the Impressions Commitment still has not been satisfied at the end of such six month extension period, AOL will provide Onvia, as its sole remedy, with a refund of a pro rata percentage of the total Fixed Payment Amount paid by Onvia pursuant to Section 3.1 hereof, to the extent that AOL has actually received such payments from Onvia and such payments remain unearned at the time of refund (i.e., a proportionate percentage of the Impressions Commitment has not been delivered at the time of termination). Except as otherwise set forth herein or otherwise mutually agreed, after the Co-Branded Site has been created and launched in accordance with this Agreement, AOL will use good faith efforts, on a quarterly basis, to distribute Impressions to standard, non-integrated, rotating buttons and banners (excluding any fixed or permanent placements) reasonably consistently over the course of the Initial Term, provided that the Parties understand that such consistency may be affected by such factors as seasonality and special offers. In addition, with respect to all the Promotions hereunder (i.e., not only the standard, non-integrated, rotating buttons and banners discussed in the previous sentence), AOL will use good faith efforts to deliver approximately [* * *] of the Impressions Commitment during the first six months of the Term, approximately [* * *] of the Impressions Commitment during the first full year of the Term, and one hundred percent (100%) of the Impressions Commitment during the entire Term; provided that if AOL fails to achieve any such percentage target despite good faith efforts to do so, such failure shall not constitute a breach hereof, but AOL shall use commercially reasonable efforts to make up a shortfall in either of the first two percentage targets in the following six month period.

     1.3.  Content of Promotions.  Except as otherwise set forth herein, the
           ---------------------
           Promotions will link only to the Co-Branded Site and will promote only the Onvia Products described (and to the extent permitted) on Exhibit D. The specific Onvia Content to be contained within the Promotions described in Exhibit A (the "Promo Content") will be determined by Onvia, subject to AOL's technical limitations, the terms of this Agreement and AOL's then-applicable policies relating to advertising and promotions. Onvia will submit in advance to AOL for its review a quarterly online marketing plan with respect to the Co-Branded Site. The Parties will meet in person or by telephone at least monthly to review operations and performance hereunder, including a review of the Promo Content to ensure that it is designed to maximize performance, and use good faith efforts to attempt to optimize performance. Onvia will consistently update the Promo Content no less than twice per week. Except to the extent expressly described herein, the specific form, placement, duration and nature of the Promotions will be as determined by AOL in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens).

     1.4.  Onvia Promotion of Co-Branded Site and AOL.  To the extent set forth
           ------------------------------------------
           in Exhibit C, Onvia will provide AOL with certain contextually relevant promotions and placement. Under all circumstances, Onvia will promote AOL as a preferred access provider to the content and services as contemplated herein.

2.   CO-BRANDED SITE.
     ---------------

     2.1.  Creation of Co-Branded Site.    Onvia will create a customized,
           ---------------------------
           co-branded version of Onvia's Standard Site as the Co-Branded Site (to the extent consistent with the terms hereof), including distinct versions of the Co-Branded Site for each applicable property of the AOL Network (i.e., each brand in which Onvia has carriage hereunder, except for AOL Canada) as set forth in Exhibit H hereto (e.g., one for linking from the AOL Service which

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           is co-branded with the AOL brand, one for linking from the CompuServe
           Service which is co-branded with the CompuServe brand, etc., except for AOL Canada, in which case, the site(s) linked to therefrom shall not include any AOL co-branding, but all other requirements in this Agreement relating to the Co-Branded Site shall apply to such site(s)). Onvia will use commercially reasonable efforts to include certain distinct Content within each such distinct version of the Co-Branded Site, tailored and targeted to the applicable audience as mutually agreed (the "Brand Specific Content"). Onvia will comply with AOL's and its affiliates' then generally applicable
           customization standards and design guideline templates for each property with respect to headers, footers, co-branding and URLs, by way of example as set forth on Exhibit H attached hereto. Each page of the Co-Branded Site shall (i) have AOL or AOL affiliate branded headers and footers, (ii) be located on a co-branded URL with the appropriate AOL affiliate as the primary domain (e.g., www.onvia.aol.com or www.onvia.netscape.com, except as otherwise
           -----------------    ----------------------
           expressly set forth in Section 2.3) such that AOL receives credit for traffic thereto, in each case in accordance with AOL's (or the applicable AOL affiliate's) then-current generally applicable standards, and (c) contain navigational links to the appropriate property of the AOL Network. AOL agrees to make reasonable efforts to work with Onvia to enable the two then-most widely quoted, nationally-recognized third party Internet traffic measurement and reporting services (such as Media Metrix or Neilson Net Rating) (the "Ratings Agencies") to attribute secondary credit for traffic to the Co-Branded Site to Onvia (e.g., through a syndicated report or such other report developed by the Ratings Agencies) as part of Onvia's overall network (i.e., so that if and where Onvia is mentioned in any publicly announced traffic measurements or reports (other than the
           Top 50 Reports as defined below) of the Ratings Agencies regarding [*
           * *], such measurements or reports will combine as part of a single total the traffic of [* * *] (as the case may be) to the Standard
           Site and Co-Branded Site (collectively, the "Onvia Desired Result"), by, if and to the extent necessary to achieve such Onvia Desired Result, (a) issuing a duly authorized letter to the Rating Agencies requesting such credit for Onvia (the "Traffic Letter"); and (b) if issuance of the Traffic Letter does not achieve such Onvia Desired Result in [* * *], as Onvia's sole remedy, locating the one main home/entry page of the Co-Branded Site on an Onvia owned URL that includes appropriate AOL branding to the left of the Onvia domain (e.g., www.aol.onvia.com) (but expressly not any other pages of the
                  -----------------
           Co-Branded Site, which shall all remain on an AOL URL as set forth above). So long as AOL satisfies the express requirements of this section, failure to achieve the Onvia Desired Result shall not be considered a breach of this Agreement by AOL. The Parties acknowledge and agree that the Onvia Desired Result cannot currently be accomplished with respect to reports or measurements by the Ratings Agencies of the top 50 Internet sites (the "Top 50 Reports"), and that if traffic of unique visitors to the Co-Branded Site and Standard Site in the aggregate reaches a level which otherwise would qualify those sites together as a top 50 Internet site, AOL and Onvia will work in good faith to discuss a mutually acceptable means of attributing such traffic to Onvia and AOL. AOL shall have the right to change or modify its design guideline templates and co-branding requirements during the Term, to conform to general changes made to the AOL Network or portions thereof, so long as it does not impair Onvia's ability to receive credit for traffic in accordance with this
           Section 2.1. In the event that any such changes result in significant redesign costs or reduction in placement value, the Parties will work together in good faith to attempt to minimize such financial impact. Within a reasonable amount of time following the Effective Date
           (Onvia shall make commercially reasonable efforts to ensure that such amount of time does not exceed sixty (60) days, and in no event shall it exceed ninety (90) days), Onvia will integrate into the Co-Branded Site, AOL's tools and technology for Quick Checkout. In addition, within a reasonable amount of time following the Effective Date
           (Onvia shall make commercially reasonable efforts to ensure that such amount of time does not exceed sixty (60) days, and in no event shall it exceed ninety (90) days), Onvia shall use commercially reasonable efforts to integrate into the Co-Branded Site, AOL's tools and technology for Shopping Cart and Search, if and as applicable and commercially reasonable in each case, plus such other tools and technology as the

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           Parties may further mutually agree.  Notwithstanding the foregoing, the Parties acknowledge that Onvia shall have a reasonable amount of time (Onvia shall make commercially reasonable efforts to ensure that such amount of time does not exceed thirty (30) days, and in no event shall it exceed sixty (60) days) from and after the execution hereof to build the Co-Branded Site, including the Co-Branded Site Buying Directory, during which such time AOL may elect to instead link to the Standard Site, and during which such time, Onvia will ensure that the Standard Site does not promote any Interactive Service other than AOL.

     2.2.  Content and Programming.  Onvia will make available through the Co-
           -----------------------
           Branded Site (and the AOL Buying Directory and the RFQ/RFI Promotional Area) the comprehensive offering of Products and related Content described on Exhibit D in accordance with the terms thereof. Except as mutually agreed in writing by the Parties, the Co-Branded Site will contain only Content that is directly related to the Onvia Products listed on Exhibit D. Notwithstanding the foregoing, Onvia may promote, sell, offer or otherwise distribute products through its "Request for Quote" services (by which a business can specify a request for products or services and obtain responses from merchants interested in satisfying such requests) existing as of the Effective Date and as updated from time to time in accordance with this Agreement (the "RFQ Services") or "Request for Information" services (by which a business can specify a request for information and obtain responses from providers interested in satisfying such requests) existing as of the Effective Date and as updated from time to time in accordance with this Agreement (the "RFI Services") on any page of the Co-Branded Site if and to the extent permitted by Exhibit D hereto. Onvia will review, delete, edit, create, update and otherwise manage all Content available on or through the Co-Branded Site in accordance with the terms of this Agreement. Onvia will ensure that the Content of the Promotions and the Co-Branded Site do not in any respect promote, advertise, market or distribute the products, services or content of any other Interactive Service, and that the Content of the Promotions does not in any respect promote any entity reasonably construed to be in competition with any third party with which AOL has an exclusive or premier relationship, as identified by the Restricted Categories and Prohibited Categories of Exhibit D hereto. Onvia will provide AOL and the Co-Branded Site with the programming, content, and services set forth on Exhibit A-1. AOL will integrate Onvia's content, programming and services in the manner and areas set forth in Exhibit A-1.

     2.3.  Production Work.  Except as agreed to in writing by the Parties
           ---------------
           pursuant to the "Production Work" section of the Standard Online Commerce Terms & Conditions attached hereto as Exhibit F, and except as otherwise expressly set forth herein, Onvia will be responsible for all hosting and production work associated with the Co-Branded Site (including the Co-Branded Site Buying Directory), including all related costs and expenses. Onvia will provide, maintain, and support all necessary software and hardware. Onvia will modify links within the Co-Branded Site, where appropriate, to re-circulate users to the appropriate AOL property. Onvia will ensure that all AOL users in the Co-Branded Site (including the Co-Branded Site Buying Directory) will not be able to access any additional links to the Standard Site, except as expressly stated in this Agreement. Except as otherwise expressly set forth herein, the AOL Buying Directory shall reside within the AOL Network (but be provided to AOL and managed in accordance with the terms hereof by Onvia), such that AOL shall be responsible for hosting such AOL Buying Directory (except the results pages thereof, which shall be hosted by Onvia) and the AOL Aggregated RFQ Area, and Onvia shall be responsible for production and operation/management thereof, in accordance with the terms hereof. In addition, for a period of 60 days from and after the Effective Date hereof, the Parties shall discuss in good faith the possibility of AOL hosting the results page of the AOL Buying Directory rather than Onvia, and if so the terms and conditions applicable thereto (e.g., the costs and charges Onvia would pay to AOL in return therefor).

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     2.4.  Technology.  Onvia will optimize the performance of the AOL Buying
           ----------
           Directory, Co-Branded Site Buying Directory, RFQ/RFI Promotional Areas and the Co-Branded Site for integration on the AOL properties (e.g., without limitation, by taking all commercially reasonable steps necessary to conform its promotion and sale of Products through the Co-Branded Site to the then-existing technologies identified by AOL which are optimized for the AOL Service, provided that Onvia shall have a reasonable time in which to do so following notice from
           AOL). AOL will be entitled to require reasonable changes to the Content (including, without limitation, the features or functionality) within any linked pages of the Co-Branded Site to the extent such Content will, in AOL's reasonable good faith judgment, adversely affect any operational aspect of any portion of the AOL Network. AOL reserves the right to review and test the Co-Branded Site from time to time to determine whether the site is compatible with AOL's then-available client and host software and the AOL Network.

     2.5.  Product Offering.  Onvia will ensure that the Products and other
           ----------------
           Content offered on the Co-Branded Site shall, in all material respects, be substantially equivalent to or better than all of the Products and other Content (including, without limitation, any features, offers, contests, functionality or technology) that are then made available by or on behalf of Onvia through any Additional Onvia Channel; provided, however, that (i) the inclusion of certain Products or Content will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs); and (ii) the specific changes in scope, nature and/or offerings required by such inclusion will be subject to AOL's review and reasonable approval and the terms of this Agreement.

     2.6.  Pricing and Terms.  Onvia will ensure that: (i) on the whole, the
           -----------------
           prices (and any other required consideration) for Products in the Co-Branded Site do not generally exceed the prices for the Products or substantially similar Products offered by or on behalf of Onvia through any Additional Onvia Channel; and (ii) the terms and conditions related to Products in the Co-Branded Site are generally no less favorable than the terms and conditions for the Products or substantially similar Products offered by or on behalf of Onvia through any Additional Onvia Channel.

     2.7.  Exclusive Offers/Member Benefits.  Onvia will generally promote
           --------------------------------
           through the Co-Branded Site any program of special or promotional offers made available by or on behalf of Onvia through any Additional Onvia Channel. In addition, Onvia shall promote through the Co-Branded Site on a reasonably regular and consistent basis special offers exclusively available to AOL Users (the "AOL Exclusive Offers"). The AOL Exclusive Offers made available by Onvia shall provide a substantial member benefit to AOL Users (but may be by means other than price (e.g., product enhancement, free shipping, unique service benefit or other special feature)). Onvia will use good faith efforts to provide AOL with reasonable prior notice of AOL Exclusive Offers so that AOL can market the availability of such AOL Exclusive Offers in the manner AOL deems appropriate in its editorial discretion reasonably exercised.

     2.8.  Operating Standards.  Onvia will ensure that the Co-Branded Site
           -------------------
           complies at all times with the standards set forth in Exhibit E. To the extent site standards are not established in Exhibit E with respect to any aspect or portion of the Co-Branded Site (or the Products or other Content contained therein), Onvia will provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the business-to-business industry. In the event Onvia fails to comply with any material terms of this Agreement or any Exhibit attached hereto, AOL will have the right (in addition to any other remedies available to AOL hereunder) to decrease the promotion it provides to Onvia hereunder (and to decrease or cease any other contractual obligation hereunder) until such time as Onvia corrects its non-compliance (and in such event, AOL will be relieved of the proportionate amount of any promotional commitment made to

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           Onvia by AOL hereunder corresponding to such decrease in promotion)
           and any revenue threshold(s) set forth in Section 3 will each be adjusted proportionately to correspond to such decrease in promotion and other obligations during the period of non-compliance.

     2.9.  Advertising Sales.  AOL will own and manage all Co-Branded Site
           -----------------
           Advertising Inventory. AOL will have the exclusive right to license and/or sell all Advertisements in the Co-Branded Site Advertising Inventory. Except for advertising inventory sold in the Co-Branded Site Buying Directory pages (including any Co-Branded Site Buying Directory category pages, sub-category pages, or results pages, and related pages), AOL agrees not to sell such Co-Branded Site Advertising Inventory to any of the entities listed in Schedule 2.9 hereto. Onvia may not incorporate or link to any Advertisement or other commercial elements without AOL's prior written approval, except as otherwise expressly stated herein.

     2.10. Traffic Flow.  Onvia will take reasonable efforts to ensure that AOL
           ------------
           traffic is either kept within the Co-Branded Site or channeled back into the AOL Network (with the exception of advertising links sold and implemented pursuant to the Agreement). The Parties will work together on implementing mutually acceptable links from the Co-Branded Site back to the AOL Service. In the event that AOL points to the Co-Branded Site or any other Onvia Interactive Site or otherwise delivers traffic to such site hereunder, Onvia will ensure that navigation back to the AOL Network from such site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by Onvia through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html popup window or any other similar device. Rather, such AOL traffic shall be pointed directly back to the AOL Network as designated by AOL. Onvia will modify links within the co-branded pages, where appropriate, to re-circulate users to the appropriate AOL property. Onvia will ensure that all AOL Users in the co-branded areas will not be able to access any additional links to Onvia's Standard Site, except that links to certain mutually agreed newsfeed ("Newsfeed"), forms and proprietary tutorial content areas therein shall be permitted if and only to the extent that the Content in such areas is provided by third parties which forbid Onvia to sublicense the right to display such Content ("Permitted Third Party Unbranded Content"); provided, however, that such links shall link only and directly to the Permitted Third Party Unbranded Content (e.g., a particular news story) and the pages containing the Permitted Third Party Unbranded Content shall not contain any unrelated Content or Advertising preceding or framing such Permitted Third Party Unbranded Content (and the editorial content of such pages shall not contain promotions for Interactive Services other than AOL, it being understood that the editorial content within any such Newsfeeds (i.e., the text of the news story) shall not be deemed such a promotion). The number of pages containing Permitted Third Party Unbranded Content may not exceed five percent (5%) of the Content of the Co-Branded Site.

3.   PAYMENTS.
     --------

     3.1.  Guaranteed Payments.  Onvia will pay AOL Eighteen Million One Hundred
           -------------------
           Sixty Thousand Eight Hundred Four Dollars (US $18,160,804.00) (the "Fixed Payment Amount"), payable as follows:

          (i) Three Million Eighty Seven Thousand Three Hundred Forty Dollars (US $3,087,340) within five (5) days of execution hereof; and

          (ii) Two Million Five Hundred Twelve Thousand Two Hundred Forty Four Dollars (US $2,512,244) on the three (3), six (6), nine (9), twelve (12), fifteen

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                 (15) and eighteen (18) month anniversaries of the date of
                 execution hereof, until fully paid;

          provided however, if during the Term, Onvia engages in any debt,
          ----------------
          equity, or other financing arrangement or series of arrangements raising proceeds equal to or in excess of $10,000,000 ("Funding Event"), then 35% of the then total remaining payments (excluding any past due amounts, which shall still be fully due and payable) will be due and payable to AOL on such Funding Event date and any further payment balance amounts still owing thereafter will be payable to AOL on a straight-lined basis over the balance of the term in quarterly payments until the total placement fee has been paid. In addition to the foregoing, if no such Funding Event occurs within sixty (60) days of execution hereof, then Onvia shall pay AOL Two Million Five Hundred Twelve Thousand Two Hundred Forty Four Dollars (US $2,512,244) no later than five (5) days after that sixtieth day. Such payment shall take the place of the installment payment which was to have been paid on the eighteen (18) month anniversary of the date of execution hereof, and all other terms of this Section 3.1 shall remain unchanged. The Fixed Payment Amount provided for herein shall be refundable if and to the extent called for by Sections 1.2 and 5.4 hereof.

    3.2.  Sharing of Transaction Margins.  During the Initial Term, Onvia shall
          ------------------------------
          retain [* * *] of the Transaction Margins generated by Onvia in the Co-Branded Site.

    3.3.  Sharing of Advertising Revenues.  AOL shall own the rights to
          -------------------------------
          Advertising Revenues generated through the Co-Branded Site Advertising Inventory, including without limitation in the Co-Branded Site Buying Directory, subject to the restrictions set forth in Section 2.9. AOL will pay to Onvia, [* * *] of Advertising Revenues received by AOL for such Advertisements in the Co-Branded Site Advertising Inventory, including without limitation in the Co-Branded Site Buying Directory, as described herein on a quarterly basis.

    3.4.  Performance Revenue.  Attached as Schedule 3.4 is a list of
          -------------------
          aspirational quarterly targets ("New Customer Targets") of users transacting for products or services (including registering for RFQ Services or RFI Services, entering into transactions in the Co-Branded Site Buying Directory, or registering for paid enhanced content or services) via the Co-Branded Site or otherwise directly via any Promotion hereunder ("New Customers"). For each quarter during the Term, if the number of New Customers meets or exceeds such quarter's applicable New Customer Target as so listed on Schedule 3.4, then for each New Customer beyond such New Customer Target (up to an aggregate maximum of [* * *] New Customers above such targets during the Term), Onvia shall pay to AOL an amount equal to [* * *] of the average cost to Onvia per New Customer, as calculated by dividing [* * *] [* * *] of the Fixed Payment Amount) by the total number of New Customers for such quarter (the "Performance Revenue"). The Performance Revenue attributable to a particular quarter shall be paid to AOL within thirty (30) days following the close of that quarter. In addition, if at the time which is eighteen (18) months from and after the Effective Date, AOL achieves the aggregate New Customer Target amount of New Customers for such 18 month period, then AOL shall have no more Impressions or other promotional obligations or commitments with respect to the AOL Buying Directory and the AOL Aggregated RFQ Area thereafter. If any New Customer Target is not achieved in any quarter, such event shall not constitute a breach hereof.

    3.5.  Late Payments; Wired Payments.  All amounts owed hereunder not paid
          -----------------------------
          when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [* * *] at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: [* * *]).

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    3.6.  Auditing Rights.  (a) Onvia will maintain complete, clear and accurate
          ---------------
          records of all expenses, revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of portions of the books and records of Onvia which are relevant to Onvia's performance pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice to Onvia. AOL shall bear any and all of the reasonable, direct, out-of-pocket costs and expenses of any audit conducted pursuant to this
          Section 3.6 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event Onvia shall bear the reasonable expenses of the audit. Onvia shall pay AOL the amount of any deficiency discovered by AOL within thirty (30) days after receipt of notice thereof from AOL. (b) For the sole purpose of ensuring compliance with Sections 3.3 and 3.9 of this Agreement, Onvia will have the right to a reasonable and necessary inspection to be conducted by an independent third party selected in good faith by AOL, of portions of the books and records of AOL which are relevant to AOL's performance pursuant to those sections. Such right may not be exercised more than two times per year. AOL shall select such third party auditor within twenty (20) business days of Onvia's written notice to AOL of its desire for such audit, and the audit shall begin within a reasonable amount of time following such selection. Onvia shall bear any and all of the reasonable, direct, out-of-pocket costs and expenses of any audit conducted pursuant to this Section 3.9 unless such audit shows an error in Onvia's favor amounting to a deficiency to Onvia in excess of five percent (5%) of the actual amounts paid and/or payable to Onvia hereunder, in which event AOL shall bear the reasonable expenses of the audit.

    3.7.  Taxes.  Onvia will collect and pay and indemnify and hold AOL harmless
          -----
          from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including reasonable attorneys' fees.

    3.8.  Reports.
          -------

          3.8.1  Sales Reports. Onvia will provide AOL in an automated manner
                 -------------
                 with reports in an AOL-designated format, detailing the following activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by Onvia through the Co-Branded
                 Site): (i) summary sales information by day (i.e., date, number of Products, number of orders, total Transaction Margins); and
                 (ii) detailed sales information (i.e., e-mail address or screenname, category of service provided (e.g., RFQ Services, RFI Services, etc.), and, if and to the extent Onvia categorizes its services into vertical market segments, then the applicable vertical market segment) (in information in clauses (i) and (ii), "Sales Reports"). If and to the extent required to comply with this section, Onvia shall tailor its privacy policy for the Standard Site for use with the Co-Branded Site. Onvia shall use commercially reasonable efforts to provide such reports monthly or as otherwise requested by AOL, and shall in any event provide them at least quarterly. AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement. AOL acknowledges that such reports may contain Confidential Information as defined herein. More generally, each payment to be made by Onvia pursuant to this Section will be accompanied by a report containing information which supports the payment, including information identifying (i) gross Transaction Margins and all items deducted or excluded from gross Transaction Margins to produce Transaction Margins, including, without limitation, chargebacks and credits for returned or canceled goods or services (and, where possible, an explanation of the type of reason therefor, e.g., bad credit card information, poor customer service, etc.); (ii) any applicable Advertising Revenues; and (iii) any Performance

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                 Revenue, including the basis for the calculation thereof
                 (including each New Customer, and the means by which such New Customer was acquired (e.g., nature of transaction). AOL will ensure that its use of the information obtained from Onvia users by virtue of their use of the Co-Branded Site as contemplated under the Agreement complies with the applicable privacy policy on the Co-Branded Site, provided that AOL shall have reasonable input as to the privacy policy applicable to the Co-Branded Site.

          3.8.2  Usage Reports.  AOL shall provide Onvia with standard usage
                 -------------
                 information related to the Promotions (e.g. a schedule of the Impressions delivered by AOL at such time) which is similar in substance and form to the reports provided by AOL to other interactive marketing partners similar to Onvia. Onvia acknowledges that such information may be Confidential Information as defined herein.

          3.8.3  Fraudulent Transactions.  To the extent permitted by applicable
                 -----------------------
                 laws, Onvia will provide AOL with monthly reports of all fraudulent orders, including the date, screenname or email address and amount associated with such order, following Onvia obtaining knowledge that such orders are, in fact, fraudulent.

     3.9  Integration Revenue. During the Initial Term, AOL shall pay to Onvia
          -------------------
     [* * *] of the revenue received by it for integration of third parties into the AOL Buying Directory by Onvia to the extent received by AOL from its third party merchant partners for such integration into such directory by Onvia at AOL's request in accordance with Exhibit I hereof (and including only such portion of the total revenues from such third parties directly attributable to such integration as set forth in more detail in this
     Section 3.9) (the "Integration Revenue"). More specifically, the Integration Revenue shall consist only of all cash actually paid to (to the extent actually collected by) AOL by such third parties for integration into the AOL Buying Directory by Onvia, at such time as such cash is recognized as revenue attributable to such integration by AOL in accordance with applicable generally accepted account principles, less (i) actual third party commissions, (ii) AOL sales expenses not to exceed fifteen percent (15%) of such aggregate amount, (iii) all other amounts, fees and revenues received by AOL that are not attributed to third party integration into the AOL Buying Directory by Onvia, including without limitation, license fees, web design fees, fees for any other promotions by AOL of the same third party (e.g., unrelated carriage within the AOL Network other than in the AOL Buying Directory or for standard (non-integrated) promotional carriage in the traditional advertising space on the AOL Buying Directory), and revenues from software sales, and (iv) any amounts not collected by AOL and/or more than ninety (90) days past due.

4.   [Intentionally Omitted]

5.   TERM; RENEWAL; TERMINATION.
     --------------------------

     5.1.  Term.  Unless earlier terminated as set forth herein, the initial
           ----
           term of this Agreement will be twenty-four (24) months from and after the Effective Date (the "Initial Term").

     5.2.  Renewal.  (a) Upon conclusion of the Initial Term, AOL will have the
           -------
           right to renew the Agreement for a one-year renewal term (the "Renewal Term" and together with the Initial Term, the "Term"), provided that: (1) during such Renewal Term: (i) there shall be no Impressions Commitment, (ii) Onvia shall not be obligated to pay an additional carriage fee, (iii) AOL shall not be obligated to provide any promotions provided for hereunder (e.g., as set forth in Exhibit A hereto), (iv) AOL may, at its option, remove any links to, or promotion or mention of, the RFQ Services and/or RFI Services (including but not limited to the RFQ/RFI Promotional Area) from the AOL Network following the expiration of the Term, unless mutually agreeable terms for retaining such links and promotion can be agreed upon; and (v) Onvia shall pay AOL the greater of (x) [* * *] of all Transaction Margins arising from the sale of any products (e.g., regardless of whether such products are

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           produced by Onvia or are provided to Onvia by a third party merchant)
           on the Co-Branded Site during the Renewal Term, but not services (unless mutually agreed), or (y) the most preferable rates offered under Onvia's then current affiliate program (in either case, payment must be made on a quarterly basis within forty-five (45) days following the end of the quarter in which the Transaction Margins were generated); and (2) if, during the final quarter of the Initial Term, Onvia consistently experiences substantial costs of maintaining and upgrading the Co-Branded Site and AOL Buying Directory due to the requirements of this Agreement, separate and apart from the costs incurred by Onvia in maintaining and upgrading the other Onvia Interactive Sites, the Parties will negotiate in good faith to arrive at renewal terms which reduce those costs (provided that if alternative renewal terms cannot be agreed upon, AOL shall have the right to renew this Agreement as otherwise set forth herein). The Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), provided that AOL shall be entitled to terminate any such Renewal
           Term with thirty (30) days prior written notice to Onvia. The Parties may mutually agree to extend the Agreement for multiple additional Renewal Terms. (b) In addition to the foregoing, at least sixty (60) days before the end of the Initial Term, the Parties shall discuss in good faith the possibility of agreeing on an alternative Impressions Commitment, carriage plan, carriage fee, and related items which will control during the Renewal Term instead of the terms set forth in subpart (a)(1) above. (c) At the end of the Term when the AOL Buying Directory is to be no longer maintained by Onvia hereunder, there will be a reasonable transition period (the "Transition Period") of mutually agreeable duration (not to be less than ninety (90) days) during which the Parties' rights and obligations with respect to the AOL Buying Directory shall survive and during which such period the Parties will cooperate to facilitate the migration of AOL's third party merchant partners that have been integrated into the AOL Buying Directory, and AOL's AOL Buying Directory customers obtained during the Term, to a different tool selected by AOL.

     5.3.  Continued Links. Upon expiration of the Term, AOL may, at its
           ---------------
           discretion, continue to promote one or more "pointers" or links from the AOL Network to the Standard Site and continue to use Onvia's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). So long as AOL maintains a Continued Link, (a) Onvia shall pay AOL the most preferable rates offered under Onvia's then current affiliate program (within thirty
           (30) days of the end of each quarter during which the Continued Link is maintained), or if no such affiliate program is then in effect, Onvia shall pay AOL [* * *] of all Transaction Margins arising from the sale of any products (e.g., regardless of whether such products are produced by Onvia or are provided to Onvia by a third party merchant) on the Standard Site (on a quarterly basis within forty-five (45) days following the end of the quarter in which the Transaction Margins were generated); (b) Sections 3.5, 3.6 and 3.7 along with the terms of Exhibit G hereto shall continue to apply with respect to the Continued Link and any transactions arising therefrom;
           (c) Onvia will continue to promote the Keyword Search Term provided to it hereunder in accordance with the requirements of this Agreement; and (d) all of AOL's rights with respect to the area on which the AOL Buying Directory resides shall continue as they existed during the Term.

     5.4.  Termination for Breach.  Except as expressly provided elsewhere in
           ----------------------
           this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that AOL will not be required to provide notice to Onvia in connection with Onvia's failure to make any payment to AOL required hereunder, and the cure period with respect to any scheduled payment will be fifteen (15) days from the date for such payment provided for herein. Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than 30 days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party. In the event of a

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           material breach of this Agreement by AOL, AOL may refund a pro rata percentage of the carriage fee paid by Onvia pursuant to Section 3.1 hereof, to the extent that AOL has actually received such payments from Onvia and such payments remain unearned at the time of refund (i.e., a proportionate percentage of the Impressions Commitment has not yet been delivered).

     5.5.  Termination for Bankruptcy/Insolvency.  Either Party may terminate
           -------------------------------------
           this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     5.6.  Termination on Change of Control.
           --------------------------------
           (a) (i) Onvia shall promptly notify AOL in writing in the event that Onvia enters into any agreement with any Interactive Service intending to consummate or to potentially consummate any Change of Control of Onvia or which could reasonably result in an Interactive Service controlling Onvia (other than a Qualifying Investor (as defined below)), notifying AOL of the existence of such agreement and the nature of the transaction contemplated thereby (subject to any applicable confidentiality provisions therein and any applicable securities laws) (and in any event, such notice shall occur no later than one (1) day following any press release or other public announcement thereof by Onvia). For purposes hereof, a "Qualifying Investor" shall mean any current investor in Onvia which is listed on
           Schedule 5.6 hereto, if and to the extent that either, (1) such investor is not an Interactive Service or (2) if such investor is an Interactive Service, at any time, then such investor only so qualifies because of a distinctly operating subsidiary of the same parent (each, a "Distinct Affiliate"), in which case, such investor shall be considered a Qualified Investor only if and to the extent that the Distinct Affiliate(s) which cause it to qualify as an Interactive Service are (and are planned in the foreseeable future by such investor to be) held and operated separately from the operations of Onvia as contemplated by this Agreement (in which case, neither Onvia nor such investor may cause or permit AOL User data or Confidential Information to be shared between Onvia and such other Distinct Affiliate). Such notice shall be referred to herein as the "Agreement Notice". In negotiating such an agreement, Onvia shall use commercially reasonable efforts to avoid confidentiality provisions which would restrict its ability to provide AOL with the Agreement Notice as described herein. However, if Onvia is restricted from providing such Agreement Notice immediately upon entering into such an agreement due to applicable confidentiality restrictions of such agreement or applicable securities laws, then Onvia shall notify AOL of the existence and nature of such agreement as soon as such restrictions no longer prevent it from doing so. (ii) Onvia also shall provide prompt written notice to AOL of the occurrence of the Change of Control (such notice to be referred to herein as the "Consummation Notice"). (iii) In the event that Onvia enters into an agreement with an Interactive Service as contemplated in this section, AOL shall have the right to terminate this Agreement on or after the date that is the earlier of (a) six (6) months after the date of the Agreement Notice, or (b) the date of the Change of Control; provided, however, that AOL must give Onvia thirty (30) days prior written notice of its intent to terminate.

           (b) In the event of a Change of Control of AOL (other than the consummation, in any form, of AOL's planned acquisition of, or merger or consolidation with, Time Warner Inc., which was announced to the public on January 10, 2000), AOL may terminate this Agreement by providing sixty (60) days prior written notice of such intent to terminate.

     5.7.  Press Releases.  Each Party will submit to the other Party, for its
           ---------------
           prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public

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           statement regarding the transactions contemplated hereunder ("Press
           Release"). The Parties shall obey all applicable securities laws (e.g., governing any applicable "quiet period" relating to any securities filings). Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party will provide at least three (3) business days prior written notice of such disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement. Because it would be difficult to precisely ascertain the extent of the injury caused to the non-breaching party, in the event of such material breach under this Section 5.7, the non-breach party may elect to either (a) terminate this Agreement immediately upon notice to the other Party, or (b) as liquidated damages, elect to modify the Impression commitment hereunder by fifteen percent (15%) (either an increase in Impressions if AOL has materially breached the Agreement or a decrease in Impressions if Onvia has materially breached the Agreement). The Parties agree that the liquidated damages set forth are a reasonable approximation of the injury that would be suffered by the non-breaching Party.

6.   NETSCAPE TOOLS, UTILITIES & PROGRAMMING.
     ---------------------------------------

     6.1.  Netscape Business Directory.  Onvia will make commercially reasonable
           ---------------------------
           efforts to integrate the Netscape Business Directory into contextually relevant areas of its Standard Site. Onvia's business users shall have access to and use of the Netscape Business Directory (subject to all generally applicable terms thereof, as available online). If mutually agreed, Onvia and its business users integrated into the Netscape Business Directory will qualify for specific Netscape "members only" reduced-price and/or enhanced value products and services. In addition, if mutually agreed, Onvia business users will be able to search for and find buyers and sellers and to leverage Netscape generally available value-added business-to-business e-commerce hosted services such as auctions, catalog buying, and bid-quote. Onvia understands and agrees that the Netscape Business Directory product may be structured by AOL to be provided by Netscape or by a third party, and that, if provided by a third party, AOL shall not be required to force such third party to accept the terms of this Section 6.1, and Onvia may not be able to so participate.

     6.2.  Netscape Business Card.  Onvia will evaluate in good faith whether
           ----------------------
           it will agree to its integration into a co-branded Netscape Business Card (with any such integration to be subject to all generally applicable terms thereof), enabling Onvia to provide specific photos and programming related to its products and services and leverage Netscape generally available value-added business-to-business e-commerce services. If mutually agreed, Onvia and Netscape will use good faith efforts to enable Onvia to customize content and programming into a Netscape Business Card. If mutually agreed, Onvia will offer to its partners and users accessing Onvia's generally available web sites, the opportunity to be integrated into a co-branded Netscape Business Card (subject to all generally applicable terms thereof).

     6.3.  Netscape Programming.  Netscape will provide Onvia with content and
           --------------------
           programming targeted at its business users through co-branded areas. Onvia will use commercially reasonable efforts to integrate Netscape's content and programming in contextually relevant areas of the Onvia web based applications, and to provide navigational links within contextually relevant areas of the Onvia web based applications to the co-branded areas containing the Netscape programming. The Parties will mutually agree upon the nature of Netscape content and programming to be integrated on the Onvia web based applications and the carriage/integration plan for such content and programming. Any and all such programming shall appear only in the Co-Branded Site or, if on the Standard Site, then only on a co-branded screen or screens thereof (a "Co-Branded Area of the Standard Site") upon terms to be mutually agreed.

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     6.4.  AOL Buying Directory.  Onvia will build, operate and provide to AOL a
           --------------------
           best-of-breed, ingredient-branded buying directory in a manner set forth herein (including without limitation in this Section 6.4, Exhibit A-1 and Exhibit I) (the "AOL Buying Directory").

           6.4.1.  Clickstream.  Subject to AOL's right to redesign (or modify,
                   -----------
                   etc.) elements of the AOL Network pursuant to Section 1.1 hereof, the AOL Buying Directory will be linked to as follows: (i) the [* * *] page (or substantively similar area) within Netcenter (initially, and later within the [* * *]), will contain an [* * *] link to, among other areas, a Netcenter [* * *] area (or substantively similar area); (ii) which will contain [* * *] links to, among other areas, the AOL Buying Directory, and the AOL Aggregated RFQ Area; (iii) with respect to the AOL Buying Directory, the directory products and services categories space shall be approximately [* * *] of the programmable page, with [* * *] placement;
                   (iv) with respect to the AOL Aggregated RFQ Area page, Onvia shall have, on the [* * *] of the page, a total of [* * *] of the aggregate available partner page real estate (including an area constituting [* * *] of the area above the fold and an area constituting [* * *] of the area below the fold), to provide its RFQ/RFI Promotional Area in accordance herewith, with the exact placement on such page to be mutually agreed;
                   (v) with respect to the AOL Buying Directory sub-category page, to the extent such page is deemed advisable by AOL, the sub-categories space shall be up to [* * *] of the programmable page, with [* * *] placement; (vi) the results page of the AOL Buying Directory shall contain an [* * *] link to the RFQ Services on the Co-Branded Site; (vii) for [*
                   * *] from and after the date on which the Co-Branded Site first launches, there shall be [* * *] on the [* * *] to the [* * *] and [* * *] to the [* * *] (and prior to launch of such areas, AOL shall instead link directly to the relevant portion of the [* * *]); and (viii) with respect to the AOL Buying Directory search results page, the search results space shall be approximately [* * *] of the programmable page, and at least one Onvia search result shall be placed [*
                   * *] (no [* * *] than other general [* * *] merchant partner search results (standard page type size, font, etc. to be determined by AOL)) (subject to Onvia's having a directly relevant product); AOL controls the order of the search results, but initially, the list of products or services shall be sorted by the following criteria: default is by [* * *], and/or by [* * *] (e.g., [* * *] to AOL), but could also be sorted by, e.g., [* * *]; provided, AOL shall have the right to (a) add up to [* * *] additional sort criteria and
                   (b) change the sort order up to [* * *] times during the Term, unless otherwise agreed to by the Parties. Additional links also may be integrated throughout the [* * *] (or a comparable area if the [* * *] is not launched). Notwithstanding anything to the contrary herein, any reference in this Agreement to placement on any search and/or results page or area shall in each case be subject to qualification under the parameters of such search or result.

           6.4.2.  Management; Operations.  The AOL Buying Directory will
                   ----------------------
                   enable AOL Users to search across Onvia's inventory of products and services along with such other third-party inventory integrated into the AOL Buying Directory in accordance Exhibit A-1 and Exhibit I hereto. AOL will have design approval rights for user interface and display elements of the AOL Buying Directory and results pages (e.g., the manner in which results pages will list AOL third party partner inventory as well as Onvia inventory). As long as Onvia's products and services are directly relevant to the queried item or service, AOL will list at least one of Onvia's products or services [* * *] on the first results page. Upon AOL's request, Onvia will integrate into the AOL Buying Directory (including without limitation the results pages thereof), third-party services and products, in a manner specified by AOL and in accordance with the schedule set forth in Exhibit A-1 and Exhibit I hereto. The products and services of Onvia to be integrated into the AOL Buying Directory are limited to the categories of products and services set forth in Exhibit

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                  D hereto but shall include a comprehensive offering of such categories as set forth on Exhibit A-1. Although the AOL Buying Directory may reside within the AOL Network rather than the Co-Branded Site, all express obligations, representations and warranties of Onvia herein with respect to the Co-Branded Site (e.g., management, quality, competitiveness, etc.), shall apply equally with respect to the AOL Buying Directory (except as otherwise expressly set forth in this Section 6.4). Notwithstanding anything to the contrary, AOL owns, operates and controls all areas on which the AOL Buying Directory resides, including the Advertising inventory therein; provided that Onvia retains any existing ownership of (i) any proprietary underlying technology related to the AOL Buying Guide as provided by Onvia to AOL, and (ii) the Co-Branded Site Buying Directory (defined below), subject to the terms hereof. In addition to the other operational requirements of this Agreement, Onvia shall ensure that the AOL Buying Directory performs searches and displays results at least as quickly as the buying directory then-currently available on the Standard Site. Such results shall be displayed in a manner designated by AOL from time to time, which may include two columns. If and when (in AOL's discretion) AOL launches the B2B Area, then Onvia shall promptly make the AOL Buying Directory available to AOL for integration therein as set forth in Exhibits A-1 and I, and Onvia shall cooperate with AOL to assist in such integration.

          6.4.3.  Co-Branded Site Buying Directory.  In addition to the AOL
                  --------------------------------
                  Buying Directory (which shall incorporate certain AOL merchant partners and be located within the AOL Network, to the extent set forth herein, including as set forth in Exhibits A-1 and
                  I), Onvia shall also provide and operate the same (or a substantially similar version of the same) or substantially similar buying directory within the Co-Branded Site (subject to all requirements applicable to the Co-Branded Site, including without limitation, co-branding thereof), which such version of such directory may or may not also incorporate AOL's merchant partners therein as required for the AOL Buying Directory (the "Co-Branded Site Buying Directory").

          6.4.4.  [* * *] Buying Directory.  Subject to Onvia's continued
                  ------------------------
                  compliance with the terms hereof (including without limitation by supplying a consistently "best-of-breed" buying directory product and satisfying other performance requirements in compliance with the terms of Exhibit A-1, E and J as to the AOL Buying Directory), AOL shall not [* * *] buying directory as the [* * *] buying directory in the [* * *] during the [* * *]. Notwithstanding anything to the contrary herein, AOL may, even within the [* * *], (i) sell Advertisements to, and otherwise promote, any providers of similar directories, (ii) promote any [* * *] related buying guides and any [* * *] buying guide, and (iii) promote any [* * *] directory in any [* * *] communities (e.g., a [* * *] industry [* * *] directory or an [* * *] industry [* * *] directory) in the [*
                  * *] (even if such [* * *] directory includes traditional [* * *] products (e.g., a printer, even if sold within a [* * *] industry [* * *] directory)).

     6.5  RFQ Services and RFI Services.   Onvia will build, operate and provide
          -----------------------------
          to AOL best-of-breed areas for the RFQ Services and RFI Services in a manner set forth herein, to be operated via the Co-Branded Site, but promoted via links and related promotional and/or explanatory content in the AOL Network (such promotional areas, linking to such services in the Co-Branded Site, the "RFQ/RFI Promotional Areas"), for AOL to incorporate non-exclusively into the AOL Network (including without limitation in any B2B Area (including without limitation in any AOL owned and operated RFQ and RFI area(s) programmed by AOL in its discretion) aggregating third party RFQ and/or RFI partners of AOL) (the "AOL Aggregated RFQ Area")). AOL will have design approval rights for user interface and display elements of the entire AOL Aggregated RFQ Area, including without limitation in the RFQ/RFI Promotional Areas. Although the RFQ/RFI Promotional Areas may reside

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                                                                  Execution Copy

          within the AOL Network rather than the Co-Branded Site, all express obligations, representations and warranties of Onvia herein with respect to the Co-Branded Site (e.g., management, quality, competitiveness, etc.) shall apply equally with respect to the RFQ/RFI Promotional Areas (except as otherwise expressly set forth in this Section 6.5). In addition to the other operational requirements of this Agreement, Onvia shall ensure that the RFQ/RFI Promotional Areas perform at least as quickly as the comparable areas then-currently available on the Standard Site and such results are displayed in a manner reasonably designated by AOL from time to time. If and when AOL launches the B2B Area, then Onvia shall promptly make the RFQ/RFI Promotional Areas available to AOL for integration therein as set forth on Exhibits A-1 and I, and Onvia shall cooperate with AOL to assist in such integration. Onvia will provide data for AOL's then-standard API (e.g., an HTTP application interface which accepts as input the user's screenname and returns the following data items in XML encoded form: user ID, RFQ (or RFI) number, number of bids, low bid, high bid, and any other applicable information) within the RFQ/RFI Promotional Area, with Onvia's consent (not to be unreasonably withheld or delayed), and any other mutually agreeable location.

7.   MANAGEMENT COMMITTEE/ARBITRATION.
     --------------------------------

     7.1. Management Committee.  The Parties will act in good faith and use
          ---------------------
          commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such time frame, the Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 7 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 7 and then, only in compliance with the procedures set forth in this Section 7.

     7.2. Arbitration.  Except for Disputes relating to issues of (i)
          ------------
          proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which will be resolved by the Parties solely and exclusively through amicable resolution as set forth in
          Section 7.1), any Dispute not resolved by amicable resolution as set forth in Section 7.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex

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          Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

     7.3. Selection of Arbitrators.  The arbitration panel will consist of three
          -------------------------
          arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten
          (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

     7.4. Governing Law.  The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and
          --------------
          not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     7.5. Arbitration Awards.  The arbitrators will have the authority to award
          -------------------
          compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     7.6. Fees.  Each Party will pay the fees of its own attorneys, expenses of
          ----
          witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award reasonable Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of reasonable Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     7.7. Non Arbitratable Disputes.  Any Dispute that is not subject to final
          --------------------------
          resolution by the Management Committee or to arbitration under this
          Section 7 or by law (collectively, "Non-Arbitration Claims") will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

8.   iPLANET.  Netscape and Onvia will use good faith efforts to evaluate a
     -------
     relationship with iPlanet for transaction and commerce related applications and enterprise software on terms to be mutually agreed upon by the Parties. The Parties will use good faith efforts to develop a

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                                                                  Execution Copy

     specifications requirements document. Netscape will dedicate sufficient resources to develop and customize such a solution in accordance with the terms hereof.

9.   MISCELLANEOUS.  Onvia will approach AOL and allow AOL to commence timely,
     -------------
     meaningful, mutual discussions regarding the opportunity for AOL to participate in future small business, SOHO, vertical trading community activities provided by Onvia, including, without limitation, access, vertical trading community platforms, and trading systems, before having extensive discussions or entering into agreements or commitments with any Interactive Service other than AOL regarding the same. If Onvia approaches AOL regarding the possibility of a reasonably potential business relationship with respect to a new business-to-business product or service to be offered by AOL on the AOL Network, AOL will use good faith efforts to discuss the possibility of such a relationship with Onvia.

10.  STANDARD TERMS.  The Standard Online Commerce Terms & Conditions set forth
     --------------
     on Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.


                           [SIGNATURE PAGE FOLLOWS]

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                                                                  Execution Copy

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                        ONVIA.COM, INC.


By: /s/                                     By: /s/
    -------------------------------             -------------------------------
Name                                        Name:
Title:                                      Title:

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

                                                                  Execution Copy

                                   EXHIBIT A
                              Placement/Promotion
                              -------------------

I.   Carriage Plan

-----------------------------------------------------------------------------------------------------
              AREA                                              DESCRIPTION

-----------------------------------------------------------------------------------------------------
              Level 1 Promotions                                [* * *] Impressions
-----------------------------------------------------------------------------------------------------
      1       Netscape Netcenter - Business/Business            Rotational Banners
              Toolkit Articles
-----------------------------------------------------------------------------------------------------
      2       Netscape Netcenter - Business/Business            Rotational Banners
              Toolkit Articles
-----------------------------------------------------------------------------------------------------
      3       Netscape Netcenter - Business /Small              Rotational Banners and text links
              Business - Main
-----------------------------------------------------------------------------------------------------
      4       Netscape Netcenter - Small Business               Rotational Banners
              /Office Supplies - Sponsorship
-----------------------------------------------------------------------------------------------------
      5       Netscape Netcenter - Business/Business -          Rotational Text
              Daily News
-----------------------------------------------------------------------------------------------------
      6       Netscape Netcenter - Web Site Garage Tune         Rotational Banners
              - Up
-----------------------------------------------------------------------------------------------------
      7       Netscape Netcenter - Business/E Business:         Rotational Banners
              Online Essentials Step 5 (improve your
              site) Sponsorship
-----------------------------------------------------------------------------------------------------
      8       Netscape Netcenter - Site Central -               Rotational Text
              Business
-----------------------------------------------------------------------------------------------------
      9       AOL Service - Business News Center                Rotational Banners
-----------------------------------------------------------------------------------------------------
     10       AOL Service - Industry - Computers &              Rotational Banners
              Technology
-----------------------------------------------------------------------------------------------------
     11       AOL Service - AOL Workplace                       Rotational Banners
-----------------------------------------------------------------------------------------------------
     12       AOL.com - Business & Careers/ Office              Rotational Banners
              Supplies Directory
-----------------------------------------------------------------------------------------------------
     13       CompuServe - Business/Business - Main             Rotational Banners
-----------------------------------------------------------------------------------------------------
     14       CompuServe - Business/Forum - Business            Rotational Banners
-----------------------------------------------------------------------------------------------------
      3       Cross Brands - Classifieds Plus - AOL.com         Rotational Banners
              - Business Services
-----------------------------------------------------------------------------------------------------
      4       Cross Brands - Search 2000: Business Main         Rotational Banners
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

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                                                                  Execution Copy

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              Level 2 Promotions                                [* * *] Impressions
-----------------------------------------------------------------------------------------------------
      1       Netscape Netcenter - Tech/Computing - Run         Rotational Banner and text links
              of Netscape Channel
-----------------------------------------------------------------------------------------------------
      2       Netscape Netcenter - Tech/Computing -             Rotational Banners
              Computing - Smart Update
-----------------------------------------------------------------------------------------------------
      3       Netscape Netcenter - Tech/Computing - Run         Rotational Banners and text links
              of Computing and Internet
-----------------------------------------------------------------------------------------------------
      4       Netscape Netcenter - Site Central                 Rotational Banners
              Business - Run of Site Central: Computing
-----------------------------------------------------------------------------------------------------
      5       Netscape Netcenter - Tech/Computing -             Rotational Banners
              DevEdge sponsorship
-----------------------------------------------------------------------------------------------------
      6       AOL Service - Business/Business Newswire          Rotational Banners
              Press Release
-----------------------------------------------------------------------------------------------------
      7       AOL Service - Business Newswire Press             Rotational Banners
              Release
-----------------------------------------------------------------------------------------------------
      8       AOL Service - Business News / News Feeds          Rotational Banners
-----------------------------------------------------------------------------------------------------
      9       AOL Service - Business/Market Day Report          Rotational Banners
-----------------------------------------------------------------------------------------------------
     10       AOL Service - Business Week / Cover Story         Rotational Banners
-----------------------------------------------------------------------------------------------------
     11       AOL Service - Market Player Sponsorship/          Rotational Banners
              Market Player Button
-----------------------------------------------------------------------------------------------------
     12       AOL Service - Market Player Sponsorship/          Rotational Banners
              Market Player Badge
-----------------------------------------------------------------------------------------------------
     13       AOL Service - Computing/Search & Explore          Rotational Banners
              AOL Computing Permanent Sponsorship
-----------------------------------------------------------------------------------------------------
     14       AOL Service - Computing/ Run of Computing         Rotational Banners
-----------------------------------------------------------------------------------------------------
     15       AOL.com - Business & Careers/ Yellow              Rotational Banners
              Pages - Computers/Software
-----------------------------------------------------------------------------------------------------
     16       CompuServe - Business/Forum - Computing           Rotational Banners
              Support
-----------------------------------------------------------------------------------------------------
     17       CompuServe - Run of Computing                     Rotational Banners
-----------------------------------------------------------------------------------------------------
     18       [* * *]                                           Rotational Banners
-----------------------------------------------------------------------------------------------------
     19       [* * *]                                           Rotational Banners
-----------------------------------------------------------------------------------------------------
     20       [* * *]                                           Rotational Banners
-----------------------------------------------------------------------------------------------------

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                                                                  Execution Copy

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              Level 3 Promotions:                               [* * *] Impressions
-----------------------------------------------------------------------------------------------------
      1       Netscape Netcenter -  Run of Personal             Rotational Banners and Text links
              Finance
-----------------------------------------------------------------------------------------------------
      2       Netscape Netcenter - Site Central/Run of          Rotational Banners and Text links
              Site Central
-----------------------------------------------------------------------------------------------------
      3       AOL Service - Market Player                       Rotational Banners
              Sponsorship/Personal Finance Stock Quotes
-----------------------------------------------------------------------------------------------------
      4       AOL Service - Market Player                       Rotational Banners
              Sponsorship/Run of Personal Finance
-----------------------------------------------------------------------------------------------------
      5       AOL.com - Computing/Run of Computing              Rotational Banners
-----------------------------------------------------------------------------------------------------
      6       CompuServe  - Run of Personal Finance             Rotational Banners
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              Level 4 Promotions:                               [* * *] Impressions
-----------------------------------------------------------------------------------------------------
      1       Netscape Netcenter - Homepage integration         Integrated Banner
-----------------------------------------------------------------------------------------------------
      2       Netscape Netcenter - Homepage                     Rotational Banners
-----------------------------------------------------------------------------------------------------
      3       AOL.com - Run of Yellow Pages                     Rotational Banners
-----------------------------------------------------------------------------------------------------
      4       [* * *]                                           Rotational Banners
-----------------------------------------------------------------------------------------------------
      5       Cross Brands - Run of Calendar                    Rotational Banners
-----------------------------------------------------------------------------------------------------
      6       Cross Brands - Run of Classifieds Plus            Rotational Banners
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              Level 5 Promotions:                               [* * *] Impressions
-----------------------------------------------------------------------------------------------------
      1       Netscape Netcenter - Run of Service               Rotational Textlinks
              textlinks
-----------------------------------------------------------------------------------------------------
      2       AOL Service - Run of Service                      Rotational Banners
-----------------------------------------------------------------------------------------------------
      3       AOL Service - Run of Email in-box                 Rotational Banners
-----------------------------------------------------------------------------------------------------
      4       CompuServe - Run of Compuserve.com                Rotational Banners
-----------------------------------------------------------------------------------------------------
      5       CompuServe - Run of CompuServe
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              Level 6 Promotions:                               [* * *] Impressions
-----------------------------------------------------------------------------------------------------
      1       [* * *]                                           Rotational Banners
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

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

                                                                  Execution Copy

                            Integrated Impressions:

              Integrated Impressions per Section 3.4:           [* * *] Impressions (over 18 months)
-----------------------------------------------------------------------------------------------------
     1        AOL Buying Directory*                             Fixed Placement on [* * *] page as [* *
                                                                *] by [* * *]
-----------------------------------------------------------------------------------------------------
     2        AOL Aggregated RFQ Area*                          Fixed Placement
-----------------------------------------------------------------------------------------------------

* Prior to launch of the AOL Buying Directory or the AOL Aggregated RFQ Area, Impressions linking to the Co-Branded Site Buying Directory, or to the RFQ Services or RFI Services within the Co-Branded Site, shall count as such Integrated Impressions.

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

                                                                  Execution Copy


                              AOL Canada Carriage:


----------------------------------------------------------------------------------------------------------
              AREA                                              DESCRIPTION

----------------------------------------------------------------------------------------------------------
              Netscape.ca Promotions                            [* * *] Impressions
----------------------------------------------------------------------------------------------------------
     1        Netscape.ca - Founding Co-Sponsor: Small          Rotational Banners
              Business Channel
----------------------------------------------------------------------------------------------------------
     2        Netscape.ca - Small Business/Main page -          Permanent Placement
              Tip of the Day - Permanent placement
----------------------------------------------------------------------------------------------------------
     3        Netscape.ca - Small Business/Business             Rotational Banners
              Finance - Banner rotation
----------------------------------------------------------------------------------------------------------
     4        Netscape.ca - Small Business/ Best of             Rotational Banners
              E-commerce for small business - banner
              rotation
----------------------------------------------------------------------------------------------------------
     5        Netscape.ca - Homepage                            Rotational Banners & Text links
----------------------------------------------------------------------------------------------------------
     6        Netscape.ca - Smart Update                        Rotational Banners
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
              AOL.ca  Promotions                                [* * *] Impressions
----------------------------------------------------------------------------------------------------------
     1        AOL.ca - Homepage: Branded Button -               Permanent Placement
              Permanent Placement
----------------------------------------------------------------------------------------------------------
     2        AOL.ca/Onvia - Co-branded Small Business          Onvia creating separate linking URL for
              Channel -                                         AOL.ca  members that leads directly to
                                                                Oniva's Canadian content. This will be
                                                                linked to from AOL.ca homepage and
                                                                provide Onvia with permanent, integrated
                                                                placement.
----------------------------------------------------------------------------------------------------------

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                                                                  Execution Copy

     Tier Exchange.  Except for any Promotions identified as permanent
     -------------
     placements (e.g., Anchor Tenancies), Onvia may elect to redistribute Promotions among the tier levels listed herein in accordance with the procedures set forth herein and AOL's then-current guidelines for re-allocating promotions. The exchange value of a new Promotion (with respect to the number of Impressions received by Onvia for such new Promotion) shall be based upon AOL's then current rate card rate for such new Promotion in comparison to AOL's then-current rate card rate for the replaced Promotion. All redistribution of Promotions shall be subject to availability (including without limitation, availability limited by AOL exclusivity and other preferential commitments) as reasonably determined by AOL. Unless AOL otherwise consents in writing, in no event may Onvia: (i) exchange Level 2, Level 3, Level 4 or Level 5 Impressions for Level 1 or Level 6 Impressions; (ii) exchange Impressions within the AOL Canada Carriage for other Impressions, or vice versa; or (iii) exchange Integrated Impressions for other Impressions, or vice versa. Impressions may be exchanged in blocks of a minimum of [* * *] Impressions. All exchanges of Promotions and Impressions shall be permitted only for Promotions or Impressions within the same AOL property (e.g., exchanges of Promotions within the AOL Service may be made only for other Promotions within the AOL Service). Requests by Advertiser to redistribute Impressions may be placed no more frequently than twice per quarter, unless AOL otherwise agrees in writing. No such request may be made until more than forty five (45) days have elapsed since the commercial launch of the Co-Branded Site in accordance with Section 2.1. For any reallocation of Impressions between or among Levels which Onvia chooses to make pursuant hereto, Onvia agrees and acknowledges that the reallocated Impressions may be delivered differently than as originally described herein.


II. During the Term, subject to the terms and conditions hereof, Onvia shall have the right to use the following Keyword Search Term on the AOL Service (and the "Go Word" on CompuServe): "Onvia", linking to the Co-Branded Site.

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

                                                                  Execution Copy

                                  EXHIBIT A-1
      Products, Services, Programming, Applications and Integration Plan
      ------------------------------------------------------------------


A.   Programming.  Onvia shall deliver, update on a regular and consistent basis
     -----------
     (e.g., at least twice per day), and keep accurate and reasonably competitive, the following products, services, programming and other Content (the "Programming"), for use in the Co-Branded Site, or, upon AOL's reasonable request, for promotion (e.g., promotions of special offers (as described in Section 2.7) from time to time as determined by AOL) in whole or in part, in the AOL Network (including without limitation in the B2B
     Area), as determined by AOL in its reasonable discretion (except to the extent otherwise set forth herein):

     1.   Tools.  The best-of-breed (i) AOL Buying Directory, and (ii) RFQ/RFI
          -----
          Promotional Area (including the RFQ Services and RFI Services);

     2.   RFQ Service.  a comprehensive offering of RFQ Service products,
          -----------
          services, programming and other Content, including the following:
          Seller Activity, Seller Inbox Description, How to become a Seller, How the system works, Buyer Activity, View Buyer Inbox, Submit Quote Request, Billing Information, Shipping Information, Order Tracking, View Past Orders;

     3.   RFI Service.  a comprehensive offering of RFI Service products,
          -----------
          services, programming and other Content, including the following:
          Seller Activity, Seller Inbox Description, How to become a Seller, How the system works, Buyer Activity, View Buyer Inbox, Submit Quote Request, Billing Information, Order Tracking, View Past Orders;

     4.   Other B2B Products and Services. a comprehensive offering of
          -------------------------------
          additional small business or business-to-business targeted products, services, programming and other Content, including the following: The Onvia Community, Success Toolkit, Road To Success, Expert Advice, Forms, Worksheets, & How-To's, Networking, Finance, Marketing, Management, Human Resources, Office Technology, Legal, Training, Databank, Links, Databases, Cover Story, Charting small-business success in the new economy, Breaking News, Up-to-the-minute reporting of major business events, SOHO Corner, Small Business Today, Washington Wire, Quick Clicks, and any other products and services offered on the Standard Site as reasonably requested by AOL from time to time; and

     5.   AOL Buying Directory Listings. the following additional products,
          -----------------------------
          services, programming and other Content with respect to the AOL Buying
          Directory: Access to Onvia's approximately 25,000 business products, including computer hardware, software, office supplies, business machines, and best in class business services.

B.   The AOL Buying Directory.   The AOL Buying Directory (including without
     ------------------------
     limitation, the category page, any sub-category pages, any results pages, and any pages related thereto) shall reside within the AOL Network (including without limitation in the B2B Area), except as otherwise expressly set forth herein, and not in the Co-Branded Site. Onvia shall use commercially reasonable efforts to build the AOL Buying Directory within ninety (90) days from and after the execution hereof (and in no event shall such period exceed one hundred twenty (120) days). Until the AOL Buying Directory has been completed and is operational, including but not limited to the integration of AOL's third party merchant partners according to the schedule set forth herein, AOL may elect to link to the Co-Branded Site Buying Directory (or, if the Co-Branded Site Buying Directory is not completed and operational in accordance with the terms hereof, to the corresponding buying directory on the Standard Site, which shall appear to AOL Users with the branded headers and footers described in
     Section 2.1 hereof). Onvia shall program the AOL Buying Directory such that, if a user of the AOL Buying Directory clicks on an AOL merchant

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     partner's result on a search results page, such user shall be linked directly to such AOL merchant partner's Interactive Site and the relevant product detail page therein. The Parties expressly acknowledge and agree that, as set forth in further detail in Section 6.4 (and subject to Onvia's ownership rights expressly set forth in such Section 6.4), as between AOL and Onvia, AOL owns and controls the AOL Network (and all portions thereof, including without limitation the areas on which the AOL Buying Directory and the AOL Aggregated RFQ Area reside), and AOL shall have editorial discretion over the content on the AOL Buying Directory (including without limitation, the category page, any sub-category pages and any results pages) and shall own the advertising inventory therein.

     1.   Clickstream and Placement.  AOL and Onvia further agree that a
          -------------------------
          `clickstream' path to access the AOL Buying Directory or the AOL Aggregated RFQ Area shall be as set forth in Section 6.4 hereof.

     2.   Ingredient Branding.  The AOL Buying Directory shall be branded as AOL
          -------------------
          determines in its reasonable discretion (but may only include secondary "ingredient branding" of Onvia, which such secondary attribution may be significantly less prominent than AOL's primary branding (e.g. "AOL's Buying Directory -- powered by Onvia.com"), e.g., in a relative level of prominence similar to PersonaLogic's ingredient branding AOL Auto Center New Car Guide area or AOL Cats for Kids areas as of the Effective Date, as available at:

               http://www021.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q
               -----------------------------------------------------------------
               4sgv-1l31mwx-5480k&info=aol%2CSILVER%2Cautocenter&product=
               ----------------------------------------------------------
               cars%2Caol%2Cautocenter
               -----------------------

               or

               http://www025.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q
               -----------------------------------------------------------------
               6gv0-1l31mwy-60xlq&info=aol%2CSILVER%2Ckids&product=
               ----------------------------------------------------
               cats%2Caol%2Ckids
               -----------------

               respectively (and as also shown on the following pages).

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                                                                  Execution Copy

          [NOTE:  replace this page with print-out of following site]


http://www021.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q4sgv-1l31mwx-
-----------------------------------------------------------------------------
5480k&info=aol%2CSILVER%2Cautocenter&product=cars%2Caol%2Cautocenter
--------------------------------------------------------------------

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                                                                  Execution Copy

          [NOTE:  replace this page with print-out of following site]



http://www025.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q6gv0-1l31mwy-
-----------------------------------------------------------------------------
60xlq&info=aol%2CSILVER%2Ckids&product=cats%2Caol%2Ckids
--------------------------------------------------------

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                                                                  Execution Copy
                                   EXHIBIT B
                                  Definitions
                                  -----------

The following definitions will apply to this Agreement:

Additional Onvia Channel.  Any other distribution channel (e.g., an Interactive
------------------------
Service other than AOL) through which Onvia makes available an offering comparable in nature to the Co-Branded Site.

Advertising Revenues.  Aggregate amounts collected by AOL or its agents, as the
--------------------
case may be, arising from the license or sale of Advertisements that appear within the Co-Branded Site Advertising Inventory in accordance with Section 2.9 of this Agreement, less AOL's Advertising Sales Commissions. Advertising Revenues do not include amounts arising from Advertisements on any screens or forms preceding, framing or otherwise directly associated with the Co-Branded Site, which such screens and forms are owned and controlled exclusively by AOL.

Advertising Sales Commission.  (i) Actual amounts paid as commission to third
----------------------------
party agencies by either buyer or seller in connection with sale of the Advertisement or (ii) [* * *], in the event the Party has sold the Advertisement directly and will not be deducting any third party agency commissions.

Advertisements. (a) Any advertisements, links, pointers, sponsorships, buttons,
--------------
banners, navigation, or any other placements or promotions; or (b) any other services or rights to the extent generally recognized and used as a medium for advertisements (including without limitation `affiliate programs' or referral sales), in each case, whether for a fixed placement fee or a bounty based on sales.

AOL Aggregated RFQ Areas.  As defined in Section 6.5.
------------------------

AOL Buying Directory.  As defined in Section 6.4.
--------------------

AOL Canada.  The standard AOL Canada branded Canadian version of the AOL
----------
Service, which is optimized for narrow-band distribution, specifically excluding
(a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the America Online brand service and the international versions of the America Online service (other than the Canadian version thereof) (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra," "Thrive," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the Canadian version of the America Online(R) brand service, (e) any programming or Content area offered by or through the Canadian version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the Canadian version of the America Online(R) brand service, and (g) any other version of an America Online service which is materially different from the standard narrow-band Canadian version of the America Online(R) brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of AOL Canada, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition

AOL Interactive Site.  Any Interactive Site which is managed, maintained, owned
--------------------
or controlled by AOL or its agents.

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AOL Look and Feel.  The elements of graphics, design, organization,
------------------
presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with AOL Interactive Sites.

AOL Member.  Any authorized user of the AOL Service or CompuServe, including any
----------
sub-accounts using the AOL Service under an authorized master account.

AOL Network.  (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital
-----------
City, (v) Netcenter, (vi) the B2B Area, (vii) AOL Canada, and (viii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com), and including the AOL Buying Directory and the AOL Aggregated RFQ Area (including the RFQ/RFI Promotional Area therein), but excluding the Co-Branded Site (including the Co-Branded Site Buying Directory). It is understood and agreed that the rights of Onvia relate only to the AOL properties to the extent expressly set forth herein and not generally to the AOL Network.

AOL Purchaser.  Any person or entity who enters the Co-Branded Site from the AOL
-------------
Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Margins (regardless of whether such person or entity provides an e-mail address during registration or entrance to the Co-Branded Site which includes a domain other than an "AOL.com" domain), and provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Margins hereunder (and will not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).

AOL Service. The standard narrow-band U.S. version of the America Online brand
-----------
service, specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service, and (g) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer; provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of the AOL Service, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition.

AOL User.  Any user of the AOL Service, AOL.com, CompuServe, Digital City,
--------
Netcenter, or the AOL Network.

AOL.com.  AOL's primary Internet-based AOL Interactive Site marketed under the
-------
"AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) Netcenter,
(c) any international versions of such site, (d) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise

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complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, and (h) any other version of an AOL Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer; provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of AOL.com, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition.

B2B Area.  The targeted, special purpose, business-to-business area, owned and
--------
controlled by AOL (which may be linked to from other areas of the AOL Network in AOL's sole discretion), and which is the area expected to initially be a sub-channel within the Small Business channel of Netcenter (and, at a later point, possibly may, at AOL's option, form the entirety of the content of the Small Business channel or be made into a Netcenter channel separate from the Small Business channel, or may be an independently [* * *] area). The term "B2B Area" specifically excludes: (a) the AOL Service, (b) other areas within Netcenter,
(c) any international versions of such site, (d) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, and (h) any other version of an AOL Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer; provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of the B2B Area, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition.

Co-Branded Site.  The specific customized area or web site to be promoted and
---------------
distributed by AOL hereunder through which Onvia will market and complete transactions regarding its Products or services, as more fully described in
Section 2.

Co-Branded Site Advertising Inventory.   Traditional advertising space
-------------------------------------
(including standard banners, buttons, text links, pointers, and sponsorships) in the Co-Branded Site (including in the Co-Branded Site Buying Directory). Co-Branded Site Advertising Inventory expressly excludes (i) any fully integrated promotions (e.g., not banners or buttons), and (ii) any promotions for Onvia's merchant partners which link to other areas within the Co-Branded Site (rather than to a third party site) (e.g., where Onvia grants "premiere" status to certain merchants). Co-Branded Site Advertising Inventory also shall be deemed to exclude any and all advertising inventory on the AOL Network (which such inventory is owned by AOL), including without limitation the B2B Area, AOL Buying Directory (including the category pages, subcategory pages, and results pages therein), and the AOL Aggregated RFQ Area (including the RFQ/RFI Promotional Area).

Co-Branded Site Buying Directory.  As defined in Section 6.4.
--------------------------------

Change of Control.  (a) The consummation of a reorganization, merger,
-----------------
consolidation, sale or other disposition of substantially all of the assets of a party (other than for the sole purpose of changing the

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party's jurisdiction of incorporation) or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

CompuServe.  The standard, narrow-band U.S. version of the CompuServe brand
-----------
service, specifically excluding (a) any international versions of such service,
(b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, and (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer; provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of CompuServe, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and Onvia users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials consistent with this Agreement, (c) generally known to the public, or
(d) lawfully obtained from any third party.

Content.  Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, products, services, advertisements, promotions, URLs, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Digital City.   The standard, narrow-band U.S. version of Digital City's local
-------------
content offerings marketed under the Digital City(R) brand name, specifically excluding (a) the AOL Service, AOL.com, Netcenter, or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by America Online, Inc. or DCI (e.g., Chicago, Orlando, South Florida,

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                                                                  Execution Copy


and Hampton Roads); provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of Digital City, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition.

Impression.  User exposure to the applicable Promotion, as such exposure may be
----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Interactive Service.  An entity, other than Onvia (subject to the product and
-------------------
services restrictions in this Agreement), which is or offers one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider ("ISP")); (ii) any Portal; and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages; provided, however, that an entity otherwise satisfying one or more of these criteria shall not be considered an Interactive Service if and to the extent that major divisions or subsidiaries of such entity offer products and services which, if offered by an unrelated entity, would not make such entity an Interactive Service (e.g., an entity which offers an ISP service or which serves as a Portal would not be considered an Interactive Service if and only to the extent that separate major divisions or subsidiaries thereof offer products and services unrelated to the ISP service (e.g., such that the Co-Branded Site could promote laser printers offered by a separate division or subsidiary of such ISP or Portal, but not the ISP or Portal services themselves)), provided, however, that any entity which is primarily an Interactive Service (e.g., a reasonably significant portion of its products or services satisfy one or more of the three criteria above) shall not be excluded from the definition of Interactive Service regardless of the product or service in question (e.g., even laser printers from Yahoo! would fall outside the scope of this exception, and may not be promoted in the Co-Branded Site).

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) a site on the World Wide Web portion of the Internet or
(ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

Keyword Search Terms.  (a) The Keyword(TM) online search terms made available
---------------------
on the AOL Service, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to Onvia (and determined in accordance with the terms of this Agreement), and (b) the Go Word online search terms made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to Onvia and determined in accordance with the terms of this Agreement).

Licensed Content.  All Content offered through the Co-Branded Site, plus the AOL
----------------
Buying Directory, the RFQ/RFI Promotional Areas (including the the RFQ Services and the RFI Services), and the Programming, pursuant to this Agreement or otherwise provided by Onvia or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows" , etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

Netcenter.   Netscape Communications Corporation's primary Internet-based
---------
Interactive Site marketed under the "Netscape Netcenter(TM)" brand, specifically excluding (a) the AOL Service, (b) AOL.com, (c) any international versions of such site, (d) "ICQ," "AOL Netfind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News," "Digital City(TM)," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, and (h) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape

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Netcenter-TM" brand, by virtue of its branding, distribution, functionality,
Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties); provided, however, that Onvia's rights herein, if any, in relation to any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and which then become part of Netcenter, will be subject to preexisting agreements to which AOL or any of its affiliates is bound as a result of such acquisition.

Portal.  Any interactive site or service, other than Onvia (subject to the
------
product and services restrictions in this Agreement), providing links to or aggregation of (e.g., a portal such as Yahoo! or MSN.com), or search or navigation of (e.g., a search engine such as Excite or Lycos), interactive sites or services, in each case consolidating a broad selection of aggregated third party interactive content or marketing a broad selection of multiple third party product lines and/or services across numerous industries (e.g., by way of example only, a commerce site which sells or promotes books, flowers, candy, music and t-shirts from various third parties). However, the term "Portal" shall not include a commerce or content provider, no matter how large, if only in one vertical industry and market (e.g., by way of example only: (1) a news content provider, such as Reuters, whose focus is just to provide news reports, even though such reports may be numerous and far reaching across a variety of topics (e.g., financial news, technology news, and international news; or (2) an online bookstore, whose focus is just to sell books, even though such books may be numerous and far reaching across a variety of topics (e.g., children's books, reference books, and mystery books)).

Product.  Any product, good or service which Onvia (or others acting on its
-------
behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Co-Branded Site (including through any Interactive Site linked thereto), (ii) any Onvia Interactive Site (including through any Interactive Site linked thereto), (iii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iv) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Co-Branded Site or any Onvia Interactive Site requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

Promotions.  The promotions described on Exhibit A, any comparable promotions
-----------
delivered by AOL in accordance with Section 1.1, and any additional promotions of the Co-Branded Site provided by AOL (including, without limitation, additional Keyword Search Terms and other navigational tools).

Remnant Inventory.   Advertising inventory which is unsold at the end of the
------------------
business day prior to the day on which that inventory will run. If Onvia has purchased Remnant Inventory, Onvia's creative will be slotted into such unsold inventory by AOL from time to time in accordance with internal AOL policies.
AOL does not guarantee that Remnant Inventory Impressions will be delivered on any particular day(s) or that such Impressions will be delivered evenly over the Term. Further, AOL does not guarantee placement on any particular screen or group of screens (except that Channel level Remnant Inventory will be run only within the specified Channel).

RFI Services.  As defined in Section 2.2.
------------

RFQ/RFI Promotional Areas.  As defined in Section 6.5.
-------------------------

RFQ Services.  As defined in Section 2.2.
------------

Run of Service Inventory or ROS.  A collection of inventory made up of all areas
------------------------    ---
of the relevant AOL property or service. If Advertiser has purchased Run of Service Inventory, AOL will place Advertiser's creative in different locations throughout the relevant property or service in accordance with AOL internal policies. Advertiser may not control placement within a Run of Service Inventory purchase and AOL does not guarantee placement on any particular screen or group of screens (except that run of channel Inventory will be run only in the specified channel).


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Standard Site.  Onvia's generally available web site, currently located at URL
-------------
http://www.onvia.com, or any successor thereto or replacement thereof.
--------------------

Transaction Margins.  Aggregate amounts paid by AOL Purchasers in connection
-------------------
with the sale, licensing, distribution or provision of any products, including, in each case, handling, shipping, service charges (except to the extent that such handling, shipping and service charges reflect Onvia's actual costs), and excluding, in each case, (a) amounts collected for sales or use taxes or duties,
(b) credits and chargebacks for returned or canceled goods or services, and (c) cost of goods sold and similar costs or expenses directly related thereto.









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                                   EXHIBIT C
                             Onvia Cross-Promotion
                             ---------------------

A. Within the Standard Site, Onvia shall include the following (the "AOL Promos"): a continuous promotional banner, button or text link (with such banner or button to be at least 90 x 30 pixels or 70 x 70 pixels in size, or other size if mutually agreed) appearing prominently within any areas promoting internet access or connectivity products or services , to promote AOL Internet access or connectivity products or services as AOL may designate (for example, the America Online (R) brand service, the CompuServe
    (R) brand service, etc.) and, at AOL's option, download or order the then-current version of client software for such products or services. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages), subject to Onvia's reasonable approval, not to be unreasonably withheld or delayed. Onvia shall use commercially reasonable efforts to post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, Onvia shall use commercially reasonable efforts to provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month, and in any event shall provide such reports no less frequently than quarterly. In the event that AOL elects to serve the AOL Promos in accordance with this paragraph to the Standard Site from an ad server controlled by AOL or its agent, Onvia shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Standard Site on which the AOL Promos will appear. In addition, within the Standard Site, Onvia shall provide prominent promotion for the keywords granted to Onvia hereunder. Onvia may participate in the standard, generally applicable `Affiliate Program', if any exists from the corresponding AOL brand. Onvia will need to comply with any general program guidelines relating to any such Affiliate Program as set forth by the applicable AOL brand. Information about AOL's generally applicable Affiliate Program is currently located at:

    http://affiliate.aol.com/affiliate/welcome.html.  When promoting AOL as
    -----------------------------------------------
    contemplated herein, Onvia will promote AOL as the preferred access provider through which a user can access the Standard Site, and Onvia shall not implement or authorize any other promotions on behalf of any third parties which are inconsistent herewith.

B. In Onvia's television advertisements, radio advertisements of at least 30 seconds in length, print advertisements and outdoor advertisements (e.g., buses and billboards), and in any publications, programs, features or other forms of media over which Onvia exercises at least partial editorial control, except (1) when promoting a Prohibited Category (as set forth in Exhibit D) and (2) to the extent otherwise permitted by this Agreement where Onvia is promoting an Interactive Service other than AOL (which promotions will not account for more than five percent (5%) of the total advertising covered by this section), Onvia will include specific references or mentions (verbally where possible) of the availability of the Co-Branded Site through the AOL Network, which are at least as prominent as any references that Onvia makes to the Standard Site (by way of site name, related company name, URL or otherwise), and will promote AOL as a preferred access provider content aggregator. Without limiting the generality of the foregoing, Onvia's listing of the "URL" for the Standard Site (other than any customized or co-branded sites tailored for use with a third party Interactive Service) will be accompanied by an equally prominent listing of the "keyword" term on AOL for the Co-Branded Site. This will be done with the following treatment: "America Online Keyword: Onvia" or another AOL approved method.

C. In any area on the Standard Site promoting internet connectivity services (including without limitation connectivity via ISP or DSL), Onvia will integrate all of AOL's connectivity services (e.g., AOL TV, AOL Service, and CompuServe) to an extent no less favorable than that for other providers of such services on the same site. To the extent that Onvia offers or promotes any products or services for sale which are similar to any Component Products (as defined herein), Onvia will use commercially reasonable efforts to provide equal or greater promotions for such AOL-designated products. In addition to the above, Onvia will include links to other AOL products or services from the Standard Site. Moreover, to the extent that Onvia integrates functionality similar to a Component Product in its Standard Site, Onvia shall discuss in good faith the possibility of using AOL's version of such
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    Component Product. For purposes of this Agreement, the term "Component
    Products" shall mean any of the following products or services: Internet connectivity (e.g., dial-up or DSL), instant messaging, chat, voice-activated chat, voice message, IP telephony, e-mail, search engines, navigation services, homesteading/personal web publishing, calendar functions, or "You've Got Pictures" or other similar photographic services.

D. The Parties will discuss in good faith the possibility of expanding the cross-promotional relationships and programs contemplated in this Exhibit C, on terms to be mutually agreed.

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                                   EXHIBIT D
                   Description of Products and Other Content
                   -----------------------------------------


Permitted Categories:
--------------------

Onvia Products and Content on the Co-Branded Site will include only items falling within the following categories of small business targeted products, services, or content available via the Internet, to the extent that such products, services or content actually are targeted to small business users (the "Permitted Categories"):

 .  RFQ Services
 .  RFI Services
 .  The Co-Branded Site Buying Directory
 .  News and advice


Restricted Categories:
---------------------

If and to the extent that any of the above Permitted Categories include any products, services or content pertaining to the following categories (as may be updated by AOL no more than once per quarter during the Term (but any such additions shall not retroactively affect Onvia's then existing promotions and services)) (the "Restricted Categories"), then Onvia shall ensure that such products, services or content pertaining to the Restricted Categories shall not be permitted to appear within the Promo Content or the first page of the Co-Branded Site directly linked to from the AOL Network (i.e., not within one "click" of the AOL Network):

 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]
 . [* * *]

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Prohibited Categories:
---------------------

Notwithstanding anything to the contrary herein, products, services and content pertaining to the following categories (as may be updated by AOL no more than once per quarter during the Term (but any such additions shall not retroactively affect Onvia's then existing promotions and services)) shall be excluded from the Promo Content and all pages of the Co-Branded Site:

 .  [* * *]
 .  [* * *]
 .  [* * *]
 .  [* * *]
 .  [* * *]
 .  [* * *]
 .  [* * *]
 .  [* * *]
 . [* * *]; provided that, for a period of 120 days from and after the Effective Date, the Parties shall discuss in good faith their respective plans for barter activities.



Additional Functionality:
------------------------

Onvia may add individual new products, services and content at any time without AOL's prior written consent to the extent that such products, services and content generally fall within the categories listed in and are consistent with the terms and scope of this Exhibit D. If Onvia wants to add products, services or content which do not fall within the categories listed in this Exhibit D, the Parties will, on a case-by-case basis, work together in good faith to discuss the terms and conditions, if any, upon which such products, services or content may be permitted, if and to the extent mutually agreed.


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                                   EXHIBIT E
                                   Operations
                                   ----------

1.  General.  Onvia will use commercially reasonable best efforts to ensure that
    -------
the Co-Branded Site (including the Products and other Content contained therein) is in the top three (3) in the business-to-business industry, as determined by each of the following methods: (a) based on a cross-section of third-party reviewers who are recognized authorities in such industry and (b) with respect to all material quality averages or standards in such industry, including each of the following: (i) pricing of Products, (ii) scope and selection of Products (except to the extent that Onvia is limited to offering certain Products pursuant to the terms of this Agreement), (iii) quality of Products, (iv) customer service and fulfillment associated with the marketing and sale of Products and (v) ease of use. In addition, the Co-Branded Site will, with respect to each of the measures listed above, be competitive in all respects with that which is offered by any Onvia competitors.

2.  Co-Branded Site Infrastructure.  Onvia will be responsible for all
    ------------------------------
communications, hosting and connectivity costs and expenses associated with the Co-Branded Site. Onvia will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Co-Branded Site from the AOL Network. Onvia will design and implement the network between the AOL Service and Co-Branded Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Co-Branded Site from the AOL Network and (ii) no single line under material control by Onvia will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, Onvia will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the Co-Branded Site. In the event that Onvia elects to create a custom version of the Co-Branded Site in order to comply with the terms of this Agreement, Onvia will bear responsibility for all aspects of the implementation, management and cost of such customized site.

3.   Optimization; Speed.  Onvia will use commercially reasonable efforts to
     -------------------
ensure that: (a) the functionality and features within the Co-Branded Site are optimized for the client software then in use by AOL Members; and (b) the Co-Branded Site is designed and populated in a manner that minimizes delays when AOL Users attempt to access such site. At a minimum, Onvia will ensure that the Co-Branded Site's data transfers initiate within fewer than fifteen (15) seconds on average on a typical day. Prior to commercial launch of any material promotions described herein, Onvia will permit AOL to conduct performance and load testing of the Co-Branded Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

4.  User Interface.  Onvia will maintain a graphical user interface within the
    --------------
Co-Branded Site that is reasonably competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and reasonably approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Onvia's compliance with the preceding sentence.

5.  Technical Problems.  Onvia agrees to use commercially reasonable efforts to
    ------------------
address material technical problems (over which Onvia exercises control) affecting use by AOL Users of the Co-Branded Site (a "Onvia Technical Problem") promptly following notice thereof. In the event that Onvia is unable to promptly resolve an Onvia Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Onvia hereunder until such time as Onvia corrects the Onvia Technical Problem at issue.

6.  Monitoring.  Onvia will ensure that the performance and availability of the
    ----------
Co-Branded Site is monitored on a continuous basis. Onvia will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Onvia's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Co-Branded Site.

7.  Telecommunications. Where applicable Onvia will utilize encryption
    ------------------
methodology to secure data communications between the Parties' data centers.
The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line over which the Onvia has material control runs at more than 70% average utilization for a 5-minute peak in a daily period.

8.  Security.  Onvia will utilize Internet standard encryption technologies
    --------
(e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Co-Branded Site. Onvia will facilitate periodic reviews of the Co-Branded Site by AOL in order to evaluate the security risks of such site. Onvia will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9.  Technical Performance.
    ---------------------

        i. Onvia will design the Co-Branded Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh) (and above) and the Netscape Browser 4.XX (and above) and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com."

        ii. To the extent Onvia creates customized pages on the Co-Branded Site for AOL Members, Onvia will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com)."


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        iii. Onvia will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

        iv. Onvia will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. Onvia is responsible for the manipulation of these parameters in web-based objects so as to allow them to be cached or not cached as outlined in RFC 1945.

        v. Prior to releasing material, new functionality or features through the Co-Branded Site ("New Functionality"), Onvia will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service browser/client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software; provided that if Onvia's notice specifies a commercially reasonable amount of time in which to perform such tests and AOL fails to do so within the specified time, then Onvia shall have the right to release the New Functionality provided that it is in compliance with the other requirements hereof. Should any new material, new functionality or features through the Co-Branded Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features is qualified for the AOL Service.

10.  AOL Internet Services Onvia Support.  AOL will provide Onvia with access to
     -----------------------------------
the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Onvia or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Onvia area other than the Co-Branded Site. Support to be provided by AOL is contingent on Onvia providing to AOL demo account information (where applicable), a detailed description of the Co-Branded Site's software, hardware and network architecture and access to the Co-Branded Site for purposes of such performance and load testing as AOL elects to conduct.





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                                   EXHIBIT F


                   Standard Online Commerce Terms & Conditions
                   -------------------------------------------

1.  AOL Network Distribution.  Onvia will not authorize or permit any third
    ------------------------
party to distribute or promote the Products or any Onvia Interactive Site other than the Co-Branded Site through the AOL Network absent AOL's prior written approval. The Promotions and any other promotions or advertisements purchased from or provided by AOL will link only to the Co-Branded Site, will be used by Onvia solely for its own benefit and will not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party.

2.  Provision of Other Content. In the event that AOL notifies Onvia that (i) as
    --------------------------
reasonably determined by AOL, any Content within the Co-Branded Site violates AOL's then-standard Terms of Service (as set forth on the America Online brand service at Keyword term "TOS"), for the AOL Service or any other AOL property through which the Co-Branded Site is promoted, the terms of this Agreement or any other standard, written AOL policy or (ii) AOL reasonably objects to the inclusion of any Content within the Co-Branded Site (provided, however, that any specific items of Content (e.g., Products) which are expressly identified in this Agreement as provided by Onvia (e.g., as listed in Exhibits A-1 and D) may not be objected to by AOL pursuant to this section if such Content otherwise complies with the terms of this Agreement), then Onvia will take commercially reasonable steps to block access by AOL Users to such Content using Onvia's then-available technology. In the event that Onvia cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then Onvia will provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. Onvia will use commercially reasonable best efforts to cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3.  Contests.  Onvia will take all steps necessary to ensure that any contest,
    --------
sweepstakes or similar promotion conducted or promoted through the Co-Branded Site (a "Contest") complies with all applicable federal, state and local laws and regulations.

4.  Navigation.  AOL will be entitled to establish navigational icons, links and
    ----------
pointers connecting the Co-Branded Site (or portions thereof) with other content areas on or outside of the AOL Network (e.g., as set forth in Section 2.1 of the main body of this Agreement). Additionally, in cases where an AOL User performs a search for Onvia through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., Promotions, Keyword Search Terms, or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Co-Branded Site, or the Standard Site determined by AOL in its reasonable discretion.

5.  Disclaimers. Upon AOL's request, Onvia agrees to include within the Co-
    -----------
Branded Site a product disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between Onvia and AOL Users purchasing Products from Onvia.

6.  AOL Look and Feel. Onvia acknowledges and agrees that AOL will own all
    -----------------
right, title and interest in and design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network, subject to Onvia's ownership or other rights in any of Onvia trademarks or copyrighted material within the Co-Branded Site or the Licensed Content.

7. Management of the Co-Branded Site. Onvia will manage, review, delete, edit, create, update and otherwise manage all Content available on or through the Co-Branded Site, in a timely and professional manner and in accordance with the terms of this Agreement. Onvia will use commercially reasonable best efforts to ensure that the Co-Branded Site is current, accurate and well-organized at all times. Onvia warrants that the Products and other Licensed Content : (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's then-applicable Terms of Service for the AOL Service and any other AOL property through which the Co-Branded Site will be promoted or any other standard, written AOL policy which has been delivered to Onvia; and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, Onvia represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. Onvia also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through the Co-Branded Site. Except as otherwise set forth in this Agreement, Onvia shall not in any manner, including, without limitation in any Promotion, the Licensed Content or the Promotional Materials state or imply that AOL recommends or endorses Onvia or Onvia's Products (e.g., no statements that Onvia is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to the Products available on or through the Co-Branded Site, including, but not limited to, any duty to review or monitor any such Products.

8.  Duty to Inform. Onvia will promptly inform AOL of any information
    --------------
related to the Co-Branded Site which could reasonably lead to a material claim, demand, or liability of or against AOL and/or its affiliates by any third party.

9.  Customer Service. It is the sole responsibility of Onvia to provide customer
    ----------------
service to persons or entities purchasing Products through the Co-Branded Site or Standard Site ("Customers"). Onvia will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Products offered, sold or

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licensed through the Co-Branded Site, and AOL will have no obligations whatsoever with respect thereto. Onvia will receive all emails from Customers via a computer available to Onvia's customer service staff and generally respond to such emails within one business day of receipt. Onvia will receive all orders electronically and generally process all orders within one business day of receipt, provided Products ordered are not advance order items. Onvia will ensure that all orders of Products are received, processed, fulfilled and delivered on a timely and professional basis. Onvia will offer AOL Users who purchase Products through such Co-Branded Site a satisfaction guarantee. Onvia will bear all responsibility for compliance with federal, state and local laws in the event that Products are out of stock or are no longer available at the time an order is received. Onvia will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for Products will be collected by Onvia directly from customers. Onvia's order fulfillment operation will be subject to AOL's reasonable review.

10.  Production Work.  In the event that Onvia requests AOL's additional
     ---------------
production assistance (other than as expressly set forth herein) in connection with (i) ongoing programming and maintenance related to the Co-Branded Site,
(ii) a redesign of or addition to the Co-Branded Site (e.g., a change to an existing screen format or construction of a new custom form), (iii) production to modify work performed by a third party provider or (iv) any other type of production work, Onvia will work with AOL to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL will notify Onvia of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent Onvia elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term "styleguide"). The specific production resources which AOL allocates to any production work to be performed on behalf of Onvia will be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Co-Branded Site ("Routine Services"), Onvia will pay the then-standard fees charged by AOL for such Routine Services.

11.  Overhead Accounts.   To the extent AOL has granted Onvia any overhead
     ------------------
accounts on the AOL Service, Onvia will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to Onvia, but Onvia will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

12.  Navigation Tools.  Any Keyword Search Terms to be directed to the Co-
     ----------------
Branded Site shall be (i) subject to availability for use by Onvia and (ii) limited to the combination of the Keyword(TM) search modifier combined with a registered trademark of Onvia (e.g. "AOL keyword: XYZ Company Name"). AOL reserves the right to revoke at any time Onvia's use of any Keyword Search Terms which do not incorporate registered trademarks of Onvia. Onvia acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest Onvia holds in Onvia's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, Onvia will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Co-Branded Site, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, Onvia's rights to any Keyword Search Terms and bookmarking will terminate.

13.  Merchant Certification Program. Onvia will participate in any generally
     ------------------------------
applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable, generally applicable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of 40-bit SSL encryption and if requested by AOL, 128-bit encryption) and may also require the payment of certain reasonable certification fees to the applicable entity operating the program. Each Certified Merchant in good standing will be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchant's status as an AOL Certified Merchant.

14.  Reward Programs.  On the Co-Branded Site, Onvia shall not offer, provide,
     ---------------
implement or otherwise make available any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of Onvia or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards." Notwithstanding the foregoing, on the Co-Branded Site Onvia may have its own loyalty program for discounts on products and services. In such event, Onvia shall use commercially reasonable efforts to also use AOL's rewards program.

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                                                                  Execution Copy



15.  Search Terms.  To the extent this Agreement sets forth any mechanism by
     ------------
which the Co-Branded Site will be promoted in connection with specified search terms within any AOL product or service, Onvia hereby represents and warrants that Onvia has all consents, authorizations, approvals, licenses, permits or other rights necessary for Onvia to use such specified search terms. Notwithstanding the foregoing, AOL shall have the right to suspend the use of any search term if AOL has a reasonable belief that continued use may subject AOL to liability or other adverse consequences.






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                                 CONFIDENTIAL
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                                                                  Execution Copy


                                   EXHIBIT G
                       Standard Legal Terms & Conditions
                       ---------------------------------

11.  Promotional Materials.  In addition to the requirements of Section 5.7 of
     ---------------------
the main body of this Agreement (relating to Press Releases), each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials (excluding Press Releases) related to the Co-Branded Site and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that either Party's use of screen shots of the Co-Branded Site for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the Co-Branded Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

12.  License.  Onvia hereby grants AOL a non-exclusive worldwide license to
     -------
market, license, distribute, reproduce, display, perform, transmit and promote (but not to sublicense or reverse engineer any software) the Licensed Content (or any portion thereof, except the source code of any software) through such areas or features of the AOL Network as AOL deems appropriate. Onvia acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual displays prepared by Onvia or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users will have the right to access and use the Co-Branded Site. Onvia reserves any rights not expressly granted to AOL hereunder.

13.  Trademark License. In designing and implementing the Materials and subject
     -----------------
to the other provisions contained herein, Onvia will be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online(R)" brand service, "AOL(TM)" service/software and AOL's triangle logo; and AOL and its affiliates will be entitled to use the trade names, trademarks, and service marks of Onvia for which Onvia holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

14.  Ownership of Trademarks.  Each Party acknowledges the ownership right of
     -----------------------
the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

15.  Quality Standards.  Each Party agrees that the nature and quality of its
     -----------------
products and services supplied in connection with the other Party's Marks will conform to reasonable quality standards set by the other Party. Each Party agrees to supply the other Party, upon reasonable request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

16.  Infringement Proceedings.  Each Party agrees to promptly notify the other
     ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

17.  Representations and Warranties.  Each Party represents and warrants to the
     ------------------------------
other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. Onvia hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products.

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                                 CONFIDENTIAL
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

                                                                  Execution Copy

18.  Confidentiality.  Each Party acknowledges that Confidential Information may
     ---------------
be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

19.  Limitation of Liability; Disclaimer; Indemnification.
     ----------------------------------------------------

9.1  Liability.   UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE
---------------
OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE CO-BRANDED SITE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3. EXCEPT AS PROVIDED IN SECTION 9.3 OF THIS EXHIBIT G OR SECTION 5.7 OF THE MAIN BODY OF THIS AGREEMENT, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF FIXED GUARANTEED PAYMENT OBLIGATIONS OWED BY ONVIA HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

9.2  No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
-----------------------------
AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOL.COM OR THE CO-BRANDED SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE CO-BRANDED SITE.

9.3  Indemnity.  Either Party will defend, indemnify, save and hold harmless
--------------
the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

9.4  Claims. If a Party entitled to indemnification hereunder (the "Indemnified
-----------
Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten
(10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the
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                                 CONFIDENTIAL
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

                                                                  Execution Copy

defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

10.  Acknowledgment.  AOL and Onvia each acknowledges that the provisions of
-------------------
this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 10 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

20.  Solicitation of AOL Users. During the term of the Agreement and for a
-----------------------------
eighteen month period thereafter, Onvia will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, Onvia will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with Onvia or (ii) provided information to Onvia through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by Onvia or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from Onvia, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question), subject to
paragraph 12, clause (b)(i), of this Exhibit G.   Any e-mail or other online
communications permitted under this paragraph may inform AOL Users of areas within the Co-Branded Site which may be of interest to them, in order to provide for a better user experience.

21.  AOL User Communications. To the extent that Onvia is permitted to
     -----------------------
communicate with AOL Users under this Exhibit G, in any such communications to AOL Users on or off the Co-Branded Site (including, without limitation, e-mail solicitations), Onvia will not encourage AOL Users who have visited the Co-Branded Site during the Term (but excluding such AOL Users who have transacted with Onvia prior to the Term) to take any action inconsistent with the scope and purpose of this Agreement. Further, Onvia shall not encourage AOL Users to (i) bookmark Interactive Sites, or (ii) change the default home page on the AOL browser. Further still Onvia shall not encourage AOL Users who have visited the Co-Branded Site during the Term (but excluding such AOL Users who have transacted with Onvia prior to the Term), to (a) use any Interactive Site other than the Co-Branded Site for the purchase of Products, or (b) use Content other than the Licensed Content. Additionally, with respect to such AOL User communications, in the event that Onvia encourages an AOL User to purchase products through such communications, Onvia shall ensure that, during the Term,
(x) the AOL Network is promoted as the primary means through which the AOL User can access the Co-Branded Site and (y) any link to the Co-Branded Site will link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

22.  Collection and Use of User Information.  Onvia shall ensure that its
     --------------------------------------
collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Co-Branded Site, Onvia's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Onvia's collection, use and disclosure of user information). Onvia will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service. Notwithstanding anything to the contrary herein, (a) if end users are required to register to access certain features within the Co-Branded Site (including the Co-Branded Site Buying Directory), or the AOL Buying Directory, the Parties will use commercially reasonable best efforts to ensure that such registration processes will be seamlessly integrated with Netscape's "Universal Registration" or AOL's "SNAP" system (or such other registration system developed by AOL) and be consistent with the respective brand's then-current privacy policy; (b) AOL will continue to own all end user data previously owned by it which is passed on to Onvia via universal registration or any other means in conjunction with the use of the Co-Branded Site and the AOL Buying Directory, and (c) that in cases where a user registers or transacts for Onvia's products and services on the Co-Branded Site, the User Information collected therefrom will be jointly
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                                                                  Execution Copy

owned by AOL and Onvia, subject to any express limitations herein. AOL and Onvia may promote products and services to the user base shared by them, provided that such promotions may not be for any Interactive Service and may not be inconsistent with the scope and terms of this Agreement.

23.  Excuse.  Neither Party will be liable for, or be considered in breach of or
     ------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

24.  Independent Contractors.  The Parties to this Agreement are independent
     -----------------------
contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

25.  Notice.  Any notice, approval, request, authorization, direction or other
     ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed;
(iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of Onvia, except as otherwise specified herein, the notice address will be the address for Onvia set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

26.  Launch Dates.  In the event that any terms contained herein relate to or
     ------------
depend on the commercial launch date of the Co-Branded Site contemplated by this Agreement (the "Launch Date"), then it is the intention of the Parties to record such Launch Date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date will be as reasonably determined by AOL based on the information available to AOL.

27.  No Waiver.  The failure of either Party to insist upon or enforce strict
     ---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

28.  Return of Information.  Upon the expiration or termination of this
     ---------------------
Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials specified the other Party.

29.  Survival.  Section 5.3 of the body of the Agreement, Sections 8 through 30
     --------
of this Exhibit, and any payment obligations accrued prior to termination or expiration will survive the completion, expiration, termination or cancellation of this Agreement.

30.  Entire Agreement.  This Agreement sets forth the entire agreement and
     ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

31.  Amendment.  No change, amendment or modification of any provision of this
     ---------
Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the Agreement.

32.  Further Assurances.  Each Party will take such action (including, but not
     ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

33.  Assignment.  With the exception of (a) an assignment or succession of
     ----------
interest relating solely to a change in jurisdiction of incorporation, or (b) of a Change of Control (other than a Change of Control of Onvia to an Interactive Service, which shall be governed by Section 5.6 of the main body of this Agreement): Onvia will not assign this Agreement or any right, interest or benefit under this Agreement, without the prior written consent of AOL. In either instance, AOL's consent shall not be unreasonably withheld or delayed. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

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                                                                  Execution Copy

34.  Construction; Severability.  In the event that any provision of this
     --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

35.  Remedies.  Except where otherwise specified, the rights and remedies
     --------
granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, Onvia will be not entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by Onvia to AOL.

36.  Applicable Law.  Except as otherwise expressly provided herein, this
     --------------
Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

37.  Export Controls.  Both Parties will adhere to all applicable laws,
     ---------------
regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

38.  Headings.  The captions and headings used in this Agreement are inserted
     --------
for convenience only and will not affect the meaning or interpretation of this Agreement.

39.  Counterparts.  This Agreement may be executed in counterparts, each of
     ------------
which will be deemed an original and all of which together will constitute one and the same document.




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                                                                  Execution Copy


                                   EXHIBIT H
                                  Co-Branding
                                  -----------

Except as otherwise expressly stated in this Agreement or otherwise mutually agreed by the Parties in writing, each distinct version of the Co-Branded Site shall be designed as a "cul de sac" site containing no links outside of the Co-Branded Site other than to (a) the applicable AOL business brand, (b) other AOL or third party Content determined by AOL, or (c) advertisements permitted under this Agreement. Except as otherwise expressly stated in this Agreement or as otherwise mutually agreed, Onvia shall eliminate the use of "pop-up" windows, screens and similar types of functionality in connection with the display of advertising, promotions or sponsorships on the Co-Branded Site. Except as expressly set forth in this Agreement, AOL shall have the right to change or modify its generally applicable design guideline templates and co-branding requirements during the Term, to conform to general changes made to the AOL
Network or portions thereof.   Such customization may, at AOL's discretion,
further include, without limitation:

            (i)               the inclusion of an AOL (or its applicable
                    affiliated business brand, e.g., CompuServe) co-branded toolbar, running the full width of the page, at the top and bottom of each page of the Co-Branded Site, which, among other things, will provide navigation back to the AOL Network, and which shall contain an AOL search box (e.g., Netfind) and two (2) promotional spaces to be programmed by AOL (the parameters, specifications and format of which such toolbars are further displayed on the mock-up below);


            (ii)              various additional co-branding elements to be
                    specified, as reasonably required for consistency throughout the AOL Network and throughout AOL's network of merchant partners in light of changes to or modifications of the AOL Network (or portions thereof) or AOL's design guideline templates or co-branding requirements during the Term; and

            (iii)             the creation of links in connection with
                    communication services on the Co-Branded Site to the corresponding or equivalent communication services or areas of the Co-Branded Site of the appropriate AOL Property (e.g., chat from the Co-Branded Site of the AOL Service will link to the chat area on the AOL Service).




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WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                                                  Execution Copy


                                   EXHIBIT I
                 Third party integration schedule and standards



General:
As set forth in more detail in this Agreement (e.g., in Section 6.4 and Exhibit A-1), AOL may require Onvia to integrate up to [* * *] additional of AOL's selected merchant partners and their products and services into the AOL Buying Directory per month (provided that the Parties initially shall cooperate to integrate one such merchant partner as a test case).

Schedule:
Onvia shall use commercially reasonable efforts to integrate any third party as reasonably requested by AOL (and to the extent consistent with the terms hereof, e.g., with respect to such third party's data exchange standards) within 30 days of the date of such request, and in any event shall integrate any complying third party within 60 days of such request. Onvia shall initially so integrate (upon AOL's request) [* * *] (e.g., procurement engine, catalog, or similar functionality), as well as any other complying entities as set forth in more detail under "Data Exchange" below.

Taxonomy:
Onvia and AOL will mutually agree upon an initial product category taxonomy, using taxonomy in existence on the Standard Site as of the Effective Date as an initial starting point, within 30 days of the Effective Date, and shall cooperate to update such taxonomy on a regular and consistent basis, as mutually agreed. Third parties will map from such third parties' proprietary taxonomy to Onvia taxonomy prior to being integrated into the AOL Buying Directory. Onvia will extend taxonomy to incorporate additional items and product types not in current taxonomy within a reasonable time frame.


Data Exchange:
Third parties which AOL wishes to have integrated into the AOL Buying Directory shall (it being acknowledged and agreed that this is outside the control of AOL) meet XML (eXtensible Markup Language), or any other mutually agreed standard data exchange standards published by Onvia (and the Parties shall so mutually agree on at least one standard prior to the completion of the AOL Buying Directory); provided that, in the event they do not meet such standards, Onvia shall use commercially reasonable efforts to integrate them based on other reasonable and applicable standards. Third parties also shall (it being acknowledged and agreed that this is outside the control of AOL) maintain appropriate XML (or other applicable) data quality standards as established through generally applicable standard policy by Onvia; provided that, in the event they do not meet such standards, Onvia shall use commercially reasonable efforts to work with such party based on other reasonable and applicable standards. Third Parties will retain QA responsibility for all data transferred for use in the AOL Buying Directory. Any additional items and product types will require expanded data to be provided to Onvia by third parties in formats to be defined based on requirements. Any data transmissions by third parties to Onvia should be delivered via FTP and, if mutually agreed, shall meet currently available compression and encryption standards; provided that, in each case, in the event they do not meet such standards (FTP, or compression and encryption), Onvia shall use commercially reasonable efforts to work with such party based on other reasonable and applicable standards.

Merchant Data Ownership:
Onvia shall be entitled to use any information provided by AOL's merchant partners in connection herewith only to the extent required for Onvia's compliance with the terms hereof, and only during the Term. Notwithstanding anything to the contrary herein, AOL (and not Onvia) shall own all data and other information provided by AOL's merchant partners (including without limitation, any product databases, product information, taxonomy, exchange information and technology), whether or not used by Onvia during the Term, subject to any applicable confidentiality provisions herein, and, at the end of the Term, Onvia shall return any and all such AOL merchant information to AOL and shall no longer retain any rights to use such AOL merchant information.

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[* * *] CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                  Execution Copy


                                  Schedule 2.9
                             Competitive Entities*
                             ---------------------

The Parties expressly acknowledge and agree that this schedule only applies to
Section 2.9 and only with respect to Advertising sold by AOL to be served into the Co-Branded Site, and does not in any way limit AOL's ability to sell Advertising to any entity, including any competitor of Onvia, anywhere within the AOL Network (or to any other third party areas, e.g., dr koop). Notwithstanding anything to the contrary herein, AOL may, on the AOL Network (including without limitation the B2B Area, the AOL Buying Directory and the AOL Aggregated RFQ Area), sell Advertisements to, or otherwise promote, any of the entities listed on this Schedule 2.9 or added hereto from time to time in accordance with the terms hereof.



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                                                                  Execution Copy

*Each of the listed entities shall be considered competitive to Onvia only to the extent that it maintains an online, small-business targeted presence and continues to predominantly focus on business-to-business products and services.

Onvia may add a Qualifying Entity (or Qualifying Entities) (as defined below) to this list once per quarter (to a maximum of [* * *] additional Qualifying Entities per year during the Term) with thirty (30) days' advance written notice to AOL, provided, however, that the restrictions applicable to each Qualifying Entity shall be subject to contractual commitments of AOL in existence as of the date on which such Qualifying Entity is named by Onvia. For purposes hereof, a "Qualifying Entity" shall mean any other company to the extent they primarily offer products, services and content falling within the Permitted Categories listed in Exhibit D.

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[* * *] CONFIDENTIAL TREATMENT REQUESTED.  OMITTED PORTIONS FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  Execution Copy



                                  Schedule 3.4


                              New Customer Targets

                        (listed by each quarter of Term)


        q1             q2                q3               q4               q5             q6             q7              q8
        --             --                --               --               --             --             --              --
            [* * *]        [* * *]          [* * *]          [* * *]           [* * *]        [* * *]        [* * *]         [* * *]

        -----------    -----------       ----------      -----------       -----------    -----------    -----------     -----------




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                                 CONFIDENTIAL
[* * *] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  Execution Copy

                                  Schedule 5.6
                                Onvia Investors



Shareholder
-----------

Glenn Ballman
Rob Ayer
VLG Investments 99
Mohr, Davidow Ventures, L.P.
Mohr, Davidow Ventures V, L.P., as nominee for MDV Entrepreneurs'Network Fund
 II(A), L.P. and MDV Entrepreneurs' Network Fund II(B), L.P.
Stanford University
Internet Capital Group, Inc.
GE Capital Equity Investments Inc.
RIT Ventures I LLC
ATGF II (Amerindo)
Vertex Capital II (Amerindo)
Van Wagoner (Funds + Partners)
Aman Ventures
Credit Suisse First Boston
Robertson Stephens (Bayview I)
Robertson Stephens (Bayview II)
Hambrech & Quist - California
Hambrech & Quist - California
H&Q Employee Venture Fund
Access Technology Partners Fund
Access Technology Partners Brokers Fund
William Blair & Company
E-Offering
Comdisco, Inc.
Madrona Investment Group
Oki Enterprises
Grosvernor Select LP
Jumpstart Group


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